EXHIBIT 99.2

Regency Centers Corporation

December 31, 2005

Supplemental Information

Investor Relations

Diane Ortolano

121 W. Forsyth Street, Suite 200

Jacksonville, FL 32202

904-598-7727

ABOUT REGENCY

Regency Centers Corporation is the leading national owner, operator, and developer focused on grocery-anchored, neighborhood and community retail centers. At December 31, 2005, Regency’s total market capitalization was $6.0 billion.

As of December 31, 2005, the Company owned 393 shopping centers and single tenant properties, including those held in joint ventures. Total gross leasable area (GLA) under management, including tenant-owned square footage was 50.8 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target that drive traffic into our centers. In addition, 75% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. PCI is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. Intimate knowledge of our customers has allowed for the streamlining and customizing of the leasing process to reduce negotiation and vacancy down time while increasing the percentage of square feet leased to better operators. This quality combination of tenants has enabled occupancy rates to remain above 95% for the past seven years.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has completed 147 shopping center developments at a net investment of approximately $2.0 billion. At the end of the fourth quarter of 2005, Regency had 39 properties under development for an estimated total investment at completion of $735 million. These in-process developments are 40% funded and 65% leased and committed.

Regency engages in a self-funding capital structure for its development program by selling non-strategic operating assets and developments and selling an interest in operating centers and completed developments to joint venture partners then using these proceeds to fund our new developments and acquisitions. This program has enhanced the Company’s investment grade-rated balance sheet.

Regency has centers located in the top markets in the country and has 20 offices nationwide. The Company is listed on the New York Stock Exchange and is traded under the symbol REG. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit our web site at www.RegencyCenters.com for more information.

SUPPLEMENTAL INFORMATION TABLE OF CONTENTS

December 31, 2005

QUARTER HIGHLIGHTS	1

SUMMARY INFORMATION:

Summary Financial Information	2

Summary Real Estate Information	3

FINANCIAL INFORMATION:

Consolidated Balance Sheet	4

Consolidated Statement of Operations (FFO format)	5

Reconciliation of FFO to Net Income	6

Consolidated Statement of Operations (GAAP basis)	7

Summary of Outstanding Debt	8-9

Summary of Preferred Stock and Units	10

Acquisitions, Dispositions and Sales	11-14

Development Summary	15-16

Unconsolidated Joint Ventures – Summary	17

Unconsolidated Joint Ventures – Balance Sheet	18-19

Unconsolidated Joint Ventures – Statement of Operations	20-21

Unconsolidated Joint Ventures – Outstanding Debt	22

REAL ESTATE INFORMATION:

Average Base Rent by State	23-24

Retail Shopping Center Portfolio	25-33

Significant Tenant Rents	34-35

10 Year Lease Expiration Table	36-37

FORWARD-LOOKING INFORMATION:

Earnings and Valuation Guidance	38

FFO per Share Guidance Reconciliation	39

QUARTER HIGHLIGHTS

Operating Results

(Wholly-Owned and pro-rata share of JV properties)

For the year ended December 31, 2005, same property NOI growth was 3.1%. Operating properties were 95.2% leased. Rent growth was 10.6%, 11.7% on new leases and 10.5% on renewals.

Operating Results

(Unconsolidated joint ventures at 100%)

For the year ended December 31, 2005, same property NOI growth was 3.3%. Operating properties were 95.3% leased. Rent growth was 11.5%, 14.1% on new leases and 10.8% on renewals.

During the quarter 1.8 million square feet of GLA was renewed or newly leased through 498 leasing transactions.

Financial Results

Funds From Operations for the quarter was $64.9 million, or $0.94 per diluted share. Net income for the quarter was $43.4 million, or $0.64 per diluted share.

Development Activity

At quarter end, Regency had 39 properties in process for an estimated net development cost of $735 million and an expected return of 9.5%. For more information, please see page 15.

Acquisition & Disposition Activity

During the fourth quarter, Regency:

•	Sold three completed developments at a gross sales price of $39.1 million and an average cap rate of 6.4%

•	Sold four operating properties at a gross sales price of $52.8 million and an average cap rate of 7.8%

•	Sold two operating properties out of the Company’s joint ventures at an average cap rate of 6.6%. Regency’s share of the gross sales price was $9.0 million.

•	Purchased two properties in joint ventures at a cost of $35.9 million and an average cap rate of 7.1%.

For more information on these acquisitions & dispositions, please see page 11-14.

SUMMARY FINANCIAL INFORMATION

For the Periods Ended December 31, 2005 and 2004

Financial Results

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
Net Income for common stockholders	$43,437,488	$45,644,971	$145,903,116	$127,693,984
Basic EPS	$0.64	$0.73	$2.25	$2.08
Diluted EPS	$0.64	$0.73	$2.23	$2.08
Diluted EPS per share growth rate	-12.3%		7.2%
Funds from Operations for common stockholders	$64,905,322	$61,085,366	$242,407,622	$200,872,985
FFO per share - Basic	$0.95	$0.96	$3.69	$3.25
FFO per share - Diluted	$0.94	$0.95	$3.64	$3.21
Diluted FFO per share growth rate	-1.1%		13.4%
Dividends paid per share and unit	$0.550	$0.530	$2.200	$2.120
Payout ratio of Diluted FFO per share	58.5%	55.8%	60.4%	66.0%
Interest Coverage Ratios
Interest only	3.7	3.8	3.6	3.4
Capitalized interest	$3,512,814	$2,325,079	$12,399,915	$11,227,976
Fixed Charge (interest + preferred dividends)	2.9	2.8	2.8	2.5
Fixed Charge (with pro rata share of joint ventures)	2.5	2.8	2.5	2.5

Capital Information

	Current	YTD Change	12/31/04	12/31/03
Closing common stock price per share	$58.95	$3.55	$55.40	$39.85
Shareholder Return (assumes no reinvestment of dividends)	10.4%
Common shares and Equivalents Outstanding	69,218,483	4,921,140	64,297,343	61,226,582
Market equity value of Common and Convertible shares	$4,080,430	$518,357	$3,562,073	$2,439,879
Non-Convertible Preferred Units and shares	$325,000	$21,000	$304,000	$304,000
Outstanding debt (000’s)	$1,613,942	$120,852	$1,493,090	$1,452,777

Total market capitalization (000’s)	$6,019,371	$660,209	$5,359,162	$4,196,656
Debt to Total Market Capitalization	26.8%	-1.0%	27.9%	34.6%

Total real estate at cost before depreciation (000’s)	$3,775,433	$442,763	$3,332,670	$3,166,346
Total assets at cost before depreciation (000’s)	$3,996,828	$414,395	$3,582,433	$3,383,894
Debt to Total Assets before Depreciation	40.4%	-1.3%	41.7%	42.9%
Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	67,966,343	5,157,364	62,808,979	59,907,957
Exchangeable O.P Units held by minority interests	1,252,140	(236,224)	1,488,364	1,318,625
Convertible Securities	0	0	0	0

Total Common Shares & Equivalents	69,218,483	4,921,140	64,297,343	61,226,582

SUMMARY REAL ESTATE INFORMATION

Including Regency Wholly-Owned and Pro-Rata Share of Properties Owned in Joint Ventures

	12/31/05	12/31/04
Gross Leasable Area (GLA)	31,170,562	26,882,192
GLA including anchor owned stores	34,921,594	29,474,657

% leased - Operating and development properties	89.5%	91.6%
% leased - Operating properties only	95.2%	95.7%

Rental rate growth	10.6%	10.8%
Same property NOI growth	3.1%	2.5%

Total Real Estate Portfolio including 100% of All Properties Owned in Joint Ventures

	12/31/05	12/31/04
Gross Leasable Area	46,243,139	33,815,970
GLA including anchor owned stores	50,823,337	36,165,628
GLA under Development	3,669,226	3,818,656

Number of retail shopping centers	393	291
Number of centers under development (excluding expansions)	31	34
Number of grocery-anchored shopping centers	320	245

% leased - Operating and development properties	91.3%	92.7%
% leased - Operating properties only	95.3%	96.1%

Rental rate growth	11.5%	10.1%
Same property NOI growth	3.3%	2.8%

CONSOLIDATED BALANCE SHEETS

For the Periods Ended December 31, 2005, 2004 and 2003

	2005	2004	2003
Assets
Real Estate Investments at cost:
Operating properties	$2,779,571,863	2,721,861,948	2,652,175,682
Properties in development	413,676,569	426,215,584	369,474,460

	3,193,248,432	3,148,077,532	3,021,650,142
Operating properties held for sale	36,567,246	4,915,797	4,200,008
Less: accumulated depreciation	380,612,771	338,609,332	285,664,875

	2,849,202,907	2,814,383,997	2,740,185,275
Investments in real estate partnerships	545,617,124	179,676,785	140,496,074

Net real estate investments	3,394,820,031	2,994,060,782	2,880,681,349
Cash and cash equivalents	42,458,314	95,319,520	29,868,622
Notes receivable	46,472,575	25,646,378	70,781,914
Tenant receivables, net of allowance for uncollectible accounts	56,877,770	60,911,287	57,041,388
Deferred costs, less accumulated amortization	41,656,834	41,002,475	35,803,525
Acquired lease intangible assets, net	10,181,568	14,172,159	10,205,493
Other assets	23,748,340	12,711,027	13,846,422

	$3,616,215,432	3,243,823,628	3,098,228,713

Liabilities and Stockholders’ Equity
Notes payable	$1,451,941,831	1,293,089,505	1,257,776,805
Unsecured line of credit	162,000,000	200,000,000	195,000,000

Total Notes Payable	1,613,941,831	1,493,089,505	1,452,776,805

Tenants’ security and escrow deposits	10,276,317	10,048,790	9,358,023
Acquired lease intangible liabilities, net	4,207,138	5,161,102	6,115,066
Accounts payable and other liabilities	109,360,014	102,443,550	94,279,961

Total liabilities	1,737,785,300	1,610,742,947	1,562,529,855

Preferred units	49,157,977	101,761,596	223,525,891
Exchangeable operating partnership units	27,918,461	30,775,253	26,544,594
Limited partners’ interest in consolidated partnerships	11,088,193	1,827,202	4,650,626

Total minority interests	88,164,631	134,364,051	254,721,111

Stockholders’ Equity
Preferred stock	275,000,000	200,000,000	75,000,000
Common stock, $.01 par	732,635	679,704	649,561
Additional paid in capital, net of Treasury stock	1,603,646,748	1,382,897,695	1,282,947,196
Accumulated other comprehensive (loss) income	(11,692,345)	(5,290,997)	174,747
Distributions in excess of net income	(77,421,537)	(79,569,772)	(77,793,757)

Total Stockholders’ Equity	1,790,265,501	1,498,716,630	1,280,977,747

	$3,616,215,432	3,243,823,628	3,098,228,713

	2005	2004	2003
Ratios
Debt to Real Estate Assets, before depreciation	42.7%	44.8%	45.9%
Debt to Total Assets, before depreciation	40.4%	41.7%	42.9%
Debt to Total Assets, before depreciation & including prorata share of JV’s	48.9%	44.0%	44.3%
Debt + Preferred Stock and Units to Total Assets, at cost before depreciation	48.5%	50.1%	51.8%
Unsecured Assets to Total Real Estate Assets (REG 100% owned only)	82.1%	78.6%	80.8%
Unsecured NOI to Total NOI (REG 100% owned only)	82.2%	80.7%	82.0%

CONSOLIDATED STATEMENTS OF OPERATIONS

(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)

For the Periods Ended December 31, 2005 and 2004

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
Real Estate Revenues:
Minimum rent	$74,677,475	$76,007,228	$298,158,858	$293,297,245
Percentage rent	2,902,654	2,560,483	4,581,824	4,090,649
Recoveries from tenants	20,144,178	19,141,391	78,751,650	76,853,051
Other income	1,380,365	1,656,331	6,821,621	6,709,017

	99,104,672	99,365,433	388,313,953	380,949,962

Real Estate Operating Expenses:
Operating and maintenance	13,861,534	14,463,334	54,965,257	55,588,495
Real estate taxes	11,243,799	10,451,737	42,692,624	42,143,719

	25,105,333	24,915,071	97,657,881	97,732,214

Net Operating Income	73,999,339	74,450,362	290,656,072	283,217,748

Equity in (loss) income of unconsolidated partnerships
Operating (loss) income including gains on sale of land	(3,967,787)	1,969,210	(4,356,470)	7,746,341
Gain on sale of operating properties	1,675,555	1,336,448	1,448,052	2,447,410

	(2,292,232)	3,305,658	(2,908,418)	10,193,751

Development Gains and Mgmt Fees:
Development gains	10,326,397	13,077,691	32,145,799	24,280,889
Fees and commissions	4,526,128	5,369,748	28,019,160	10,663,435
Gain on sale of outparcels	2,521,962	7,991,780	8,689,758	18,906,213
Provision for income tax (expense)	(108,291)	(5,501,062)	(3,206,359)	(6,795,727)

	17,266,196	20,938,157	65,648,358	47,054,810

Other Operating Expense (Income):
General and administrative excluding franchise taxes	10,611,633	9,945,149	37,814,556	30,281,765
Franchise taxes	11,245	149,866	352,416	670,113
Depreciation and amortization (including FF&E)	20,834,484	21,402,269	84,448,935	82,889,991
Net interest expense	22,160,661	21,276,855	88,964,516	81,269,291
(Gain) on sale of operating properties	(15,434,105)	(7,631,816)	(33,033,634)	(14,508,864)
Provision for loss on operating properties	550,000	810,000	550,000	810,000

	38,733,918	45,952,323	179,096,789	181,412,296

Minority interests
Preferred unit distributions	931,251	2,207,882	8,105,135	19,828,864
Exchangeable operating partnership units	891,383	1,162,590	3,283,795	2,579,250
Limited partners’ interest in consolidated partnerships	60,473	63,871	263,257	318,705

Net income	48,356,278	49,307,511	162,647,036	136,327,194
Preferred stock dividends	4,918,790	3,662,540	16,743,920	8,633,210

Net income for common stockholders	$43,437,488	$45,644,971	$145,903,116	$127,693,984

These Consolidated Statements of Operations are presented in a format not in accordance with GAAP. The statements do not reflect the operations related to sales of real estate being segregated as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Company believes that the presentation is useful to readers of its supplemental report who wish to understand the details of its operations without reclassifying the sale of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

FUNDS FROM OPERATIONS AND OTHER INFORMATION

For the Periods Ended December 31, 2005 and 2004

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
Funds From Operations Reconciliation:
Net income for common stockholders	$43,437,488	$45,644,971	$145,903,116	$127,693,984
Add (Less):
Depreciation expense - consolidated properties	$17,532,443	$18,370,306	$70,874,287	$71,750,847
Depreciation expense - unconsolidated joint ventures	$17,317,340	$2,369,324	$45,255,864	$6,615,264
Less: consolidated JV partners’ share of depreciation	($47,791)	($48,536)	($208,653)	($195,651)
Amortization of leasing commissions and intangibles	$2,884,119	$2,554,975	$11,780,899	$9,385,565
(Gain) on sale of operating properties including JV’s	($17,109,660)	($8,968,264)	($34,481,686)	($16,956,274)
Minority interest of exchangeable partnership units	$891,383	$1,162,590	$3,283,795	$2,579,250

Funds from Operations	$64,905,322	$61,085,366	$242,407,622	$200,872,985

FFO Per Share Reconciliation (Diluted):
Net income for common stockholders	$0.64	$0.73	$2.23	$2.08
Add (Less):
Depreciation expense - consolidated properties	$0.25	$0.29	$1.06	$1.15
Depreciation expense - unconsolidated joint ventures	$0.25	$0.04	$0.69	$0.11
Less: consolidated JV partners’ share of depreciation	($0.00)	($0.00)	($0.00)	($0.00)
Amortization of leasing commissions and intangibles	$0.04	$0.04	$0.18	$0.15
(Gain) on sale of operating properties	($0.25)	($0.14)	($0.52)	($0.27)
Minority interest of exchangeable partnership units	$0.00	$0.00	$0.00	$0.00

Funds from Operations	$0.94	$0.95	$3.64	$3.21

Additional Disclosures:
Straight-line rental income	$1,081,981	$1,000,381	$3,702,238	$4,684,055
Above- and Below - Market rent amortization	$238,491	$238,491	$953,964	$953,964
Pro Rata share of JV straight-line rental income	$687,460	$231,274	$2,230,528	$628,678
Pro Rata share of JV Above - and Below- mkt rent amort.	$1,078,193	$0	$3,113,816	$0
Provision for loss on sale of operating properties	$550,000	$810,000	$550,000	$810,000
Preferred stock and unit issuance costs	$0	$0	$1,396,381	$3,235,705
Debt premium amortization income	$196,857	$876,800	$861,410	$1,853,872
Stock based compensation expense	$2,461,083	$2,277,437	$9,322,347	$7,212,299
Capital Expenditures (non-revenue enhancing only)
Leasing commissions - Non-revenue enhancing	$1,412,830	$1,438,202	$6,490,045	$6,699,903
Tenant improvements - Non-revenue enhancing	$1,422,043	$1,562,549	$4,491,222	$4,588,614
Building improvements - Non-revenue enhancing	$4,727,996	$2,238,571	$9,893,592	$6,961,369

(a)	Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by Regency’s taxable REIT subsidiary), after adjustment for unconsolidated partnerships and joint ventures and (2) excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events.

CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)

For the Periods Ended December 31, 2005 and 2004

	Three Months Ended		Year to Date
	2005 Actual	2004 Actual	2005 Actual	2004 Actual
Revenues:
Minimum rent	$72,768,104	$70,302,467	$283,626,054	$269,552,938
Percentage rent	2,718,791	2,370,552	4,353,583	3,819,158
Recoveries from tenants	20,690,199	19,527,800	80,947,628	76,680,771
Management fees and commissions	4,526,128	5,369,748	28,019,160	10,663,435
Equity in (loss) income of investments in real estate partnerships	(2,292,232)	3,305,658	(2,908,418)	10,193,751

Total revenues	98,410,990	100,876,225	394,038,007	370,910,053

Operating Expenses:
Depreciation and amortization	20,533,840	19,799,268	80,652,731	76,308,492
Operating and maintenance	13,397,661	13,208,437	51,709,298	50,360,942
General and administrative	10,611,633	9,945,149	37,814,556	30,281,765
Real estate taxes	10,961,078	9,752,086	40,582,369	38,211,271
Other operating expense	591,219	5,414,601	2,757,865	8,043,414

Total operating expenses	56,095,431	58,119,541	213,516,819	203,205,884

Other Expense (Income):
Interest expense, net of interest income	22,130,556	20,520,585	87,424,333	79,741,376
Gain on sale of properties	(5,080,217)	(22,808,289)	(18,970,496)	(39,387,303)
Provision for loss on operating properties	550,000	810,000	550,000	810,000

Total other expense (income)	17,600,339	(1,477,704)	69,003,837	41,164,073

Income before minority interests	24,715,221	44,234,388	111,517,352	126,540,096
Minority interest of preferred units	(931,251)	(2,207,882)	(8,105,135)	(19,828,864)
Minority interest of exchangeable operating partnership units	(454,610)	(943,422)	(2,083,109)	(1,975,523)
Minority interest of limited partners	(60,473)	(63,871)	(263,257)	(318,705)

Income from continuing operations	23,268,887	41,019,213	101,065,851	104,417,004

Discontinued Operations:
Operating Income from discontinued operations	1,788,108	2,512,820	8,341,236	13,034,716
Gain on sale of properties	23,299,283	5,775,478	53,239,949	18,875,474

Income from discontinued operations	25,087,391	8,288,298	61,581,185	31,910,190

Net Income	48,356,278	49,307,511	162,647,036	136,327,194

Preferred stock dividends	(4,918,790)	(3,662,540)	(16,743,920)	(8,633,210)

Net income for common stockholders	$43,437,488	$45,644,971	$145,903,116	$127,693,984

SUMMARY OF OUTSTANDING DEBT

Total Debt Outstanding	12/31/05	12/31/04
Mortgage loans payable:
Fixed rate secured loans	$175,402,454	275,726,285
Variable rate secured loans	77,906,349	68,417,533
Unsecured debt offering fixed rate	1,198,633,028	948,945,687
Unsecured line of credit variable rate	162,000,000	200,000,000

Total	$1,613,941,831	1,493,089,505

Schedule of Maturities by Year:	Scheduled Amortization	Unsecured Line of Credit	Term Maturities	Total
2006	$4,065,260	—	28,042,713	32,107,973
2007	3,577,244	162,000,000	94,400,813	259,978,057
2008	3,428,738	—	19,617,590	23,046,328
2009	3,435,477	—	53,088,658	56,524,135
2010	3,280,647	—	177,187,920	180,468,567
2011	3,288,578	—	251,081,557	254,370,135
2012	3,414,380	—	255,488,553	258,902,933
2013	2,656,865	—	16,682,594	19,339,459
2014	1,557,348	—	158,234,309	159,791,657
2015	881,639	—	356,306,704	357,188,343
>10 years	178,800	—	9,373,811	9,552,611
Net unamortized debt premiums	—	—	2,671,633	2,671,633

	$29,764,976	162,000,000	1,422,176,855	1,613,941,831

	12/31/05	12/31/04
Percentage of Total Debt:
Fixed	85.14%	82.02%
Variable	14.86%	17.98%
Current Interest Rates*:
Fixed	6.61%	6.96%
Variable	4.81%	2.92%
Effective Interest Rate	6.34%	6.24%

*	interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization

Average Maturity Date:
Fixed	August 22, 2012	January 15, 2011
Variable	May 3, 2007	March 2, 2007

SUMMARY OF OUTSTANDING DEBT

Consolidated debt by maturity date

Lender	Secured Property	Rate	Maturity	12/31/05	12/31/04
Fixed Rate Loans:
Ellen Kelly Woolaver	Hillsboro Pike	7.100%	01/15/05	—	201,600
Nationwide Life Insurance Co.	Friar’s Mission	9.500%	06/10/05	—	14,741,210
Debt Offering	Unsecured	7.125%	07/15/05	—	99,982,717
Woodmen of the World Life Ins. Society	Market at Round Rock	8.625%	09/01/05	—	6,507,155
Teachers Ins & Annuity of America	Westchester Plaza	8.010%	09/05/05	—	5,051,665
Teachers Ins & Annuity of America	East Pointe Crossing	8.010%	09/05/05	—	4,315,724
Allstate Insurance Company of America	Memorial Bend	7.920%	10/01/05	—	6,517,127
DLJ Commercial Mortgage	Northlake Village	8.780%	11/01/05	—	6,378,306
Principal Mutual Life Insurance Co.	Briarcliff Village	7.040%	02/15/06	11,811,903	12,068,627
Teachers Ins & Annuity of America	Statler Square	8.110%	05/01/06	4,704,774	4,842,186
Teachers Ins & Annuity of America	Northgate Plaza/Maxtown	7.050%	08/01/06	4,557,887	4,711,972
Teachers Ins & Annuity of America	Kernersville Plaza	8.730%	04/01/07	4,556,710	4,677,599
Teachers Ins & Annuity of America	Maynard Crossing	8.735%	04/01/07	10,226,868	10,498,257
Principal Mutual Life Insurance Co.	Lakeshore	7.240%	12/10/07	—	3,285,361
Principal Mutual Life Insurance Co.	Shoppes at Mason	7.240%	12/10/07	3,721,384	3,458,275
Principal Mutual Life Insurance Co.	Lake Pine Plaza	7.240%	12/10/07	5,685,091	5,273,869
Northwestern Mutual Life Insurance Co.	Sterling Ridge	6.640%	07/01/08	10,419,561	10,569,002
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	9,925,424	10,104,975
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,710,503	3,883,469
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	10,217,577	10,315,025
Debt Offering	Unsecured	8.450%	09/01/10	149,873,332	149,846,176
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,786,247	5,899,708
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,630,112	2,681,685
Debt Offering	Unsecured	7.950%	01/15/11	219,847,076	219,817,820
Wachovia Bank	Market at Opitz Crossing	7.300%	03/01/11	12,207,935	12,351,636
Debt Offering	Unsecured	7.250%	12/12/11	19,925,016	19,912,512
Debt Offering	Unsecured	6.750%	01/15/12	249,775,000	249,737,500
Prudential Mortgage Capital Co.	Tall Oaks Village Center	7.600%	05/01/12	6,201,410	6,260,623
WMF Capital Corp	Gateway Shopping Center	7.110%	05/01/13	22,042,537	22,615,293
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	6,558,606	6,981,845
Debt Offering	Unsecured	4.950%	04/15/14	149,686,912	149,648,962
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	9,626,207	9,894,103
Wachovia Bank	Gilroy Crossing	5.010%	10/11/14	—	49,000,000
Aid Association of Lutherans	Murrayhill Marketplace	5.220%	01/01/15	8,835,591	9,000,000
United of Omaha Life Insurance Co.	Fleming Island	7.400%	03/05/15	2,485,035	2,667,891
Debt Offering	Unsecured	5.250%	08/01/15	349,525,692	—
Municipal Tax Bonds Payable	Friar’s Mission	7.600%	09/02/15	1,019,869	1,085,875
Aid Association of Lutherans	Woodman Van-Nuys	8.800%	09/15/15	4,524,979	4,806,140
Jefferson Pilot	Peartree Village	8.400%	06/01/17	11,274,611	11,547,039
Net unamortized premiums on assumed debt of acquired properties				2,671,633	3,533,043

Total Fixed Rate Debt				1,374,035,482	1,224,671,972

Variable Rate Loans:
First Star Bank	Hampstead Village	LIBOR + 1.35%	05/01/06	6,968,149	7,479,333
Wells Fargo Bank	$500 Million Line of Credit	LIBOR + 0.75%	03/25/07	162,000,000	200,000,000
Wells Fargo Bank	$35 Million (Various properties)	LIBOR + 0.90%	07/13/07	35,000,000	25,000,000
Commerz Bank	Anthem Marketplace	LIBOR + 1.30%	10/27/07	14,869,966	14,869,966
Commerz Bank	The Shops	LIBOR + 1.30%	10/27/07	4,713,791	4,713,791
Commerz Bank	The Shops of Santa Barbara	LIBOR + 1.30%	10/27/07	7,916,243	7,916,243
AmSouth	Trace Crossing	LIBOR + 1.50%	11/05/07	8,438,200	8,438,200

Total Variable Rate Debt				239,906,349	268,417,533

Total				$1,613,941,831	1,493,089,505

SUMMARY OF PREFERRED STOCK AND UNITS

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date (a)	Par Value	Current Balance	Issuance Costs
Preferred Units:
Series D	7.4500%	29-Sep-1999	29-Sep-2009	1-Jan-2016	$50,000,000	$49,157,977	$842,023

					$50,000,000	$49,157,977	$842,023

Preferred Stock:
Series 3	7.4500%	3-Apr-2003	3-Apr-2008	N/A	$75,000,000	$75,000,000	$2,705,034
Series 4	7.2500%	31-Aug-2004	31-Aug-2009	N/A	$125,000,000	$125,000,000	$4,288,376
Series 5	6.7000%	2-Aug-2005	2-Aug-2010	N/A	$75,000,000	$75,000,000	$2,222,292

					$275,000,000	$275,000,000	$9,215,702

(a)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

2005 SHOPPING CENTER ACQUISITIONS

Regency’s 100% Owned Only

Date	Property	City/State	Total GLA	Company Owned GLA	Regency Cost	Yield	Anchor Tenant
None

Total Wholly-Owned Acquisitions			0	0	$0	0.00%

JOINT VENTURE 2005 SHOPPING CENTER ACQUISITIONS

Date	Property Name	Acquired from	City/State	Total GLA	Venture Owned GLA	Cost	Yield	Anchor Tenant
Macquarie (REG has a 25% interest)
Feb-05	Heritage Plaza (a)	3rd Party	Chicago, IL	128,870	128,870	$25,533,000	7.11%	Jewel, Ace Hardware
Mar-05	Bear Creek Village	Regency	Wildomar, CA	75,220	75,220	$22,072,800	7.25%	Stater Bros.
Sep-05	Peachland Promenade	Regency	Port Charlotte, FL	82,082	82,082	$9,855,880	7.50%	Publix
Dec-05	Hilltop Village	Regency	Denver, CO	100,028	100,028	$12,330,092	6.50%	King Soopers
Macquarie II (REG has a 35% interest)
Jun-05	First Washington Portfolio	3rd Party	Multi-State	12,874,321	12,570,090	$2,685,612,979	6.16%	100 Property Portfolio
Publix (REG has a 50% interest)
Nov-05	Bartram Park Center	3rd Party	Jacksonville, FL	77,067	77,067	$15,600,000	6.60%	Publix
CalSTRS (REG has a 25% interest)
Sep-05	Jetton Village	3rd Party	Charlotte, NC	70,097	70,097	$12,200,000	7.00%	Harris Teeter
Nov-05	Five Corners Plaza	3rd Party	Ft. Lauderdale, FL	44,647	44,647	$7,800,000	6.25%	Publix

Total Joint Venture Acquisitions				13,452,332	13,148,101	$2,791,004,751	6.19%

(a)	cost at completion of phase II development

2005 SHOPPING CENTER SALES

Non-Development

Date	Property Name	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales of Properties 100% owned by Regency
Feb-05	Mainstreet Square	Orlando, FL	107,134	$7,300,000	$7,300,000	9.71%	Winn-Dixie
Apr-05	Cumming 400	Cumming, GA	126,899	$11,100,000	$11,100,000	8.11%	Publix
May-05	Lakeshore Village	St. Claire Shores, MI	85,940	$8,775,000	$8,775,000	6.10%	Kroger
Jul-05	Paseo Village	Scottsdale, AZ	92,399	$15,000,000	$15,000,000	5.10%	Walgreens
Jul-05	Mariners Village	Orlando, FL	133,440	$14,385,000	$14,385,000	8.72%	ABCO
Sep-05	Peachland Promenade (a)	Port Charlotte, FL	82,082	$9,855,880	$7,391,910	7.50%	Publix
Oct-05	Memorial Bend	Atlanta, GA	177,284	$23,400,000	$23,400,000	7.07%	Publix
Nov-05	Bolton Plaza	Jacksonville, FL	172,938	$13,900,000	$13,900,000	8.30%	Wal-Mart
Nov-05	Champions Forest	Houston, TX	115,247	$10,700,000	$10,700,000	8.80%	Randall’s
Dec-05	Village in Trussville	Birmingham, AL	56,356	$4,750,000	$4,750,000	8.15%	Bruno’s

			1,149,719	$119,165,880	$116,701,910	7.59%

Sales of Properties owned in Joint Ventures
Feb-05	Fox Lake Crossing (Oregon)	Fox Lake, IL	99,207	$19,650,000	$3,930,000	8.58%	Dominick’s
Apr-05	Publix Plaza (Macquarie)	Atlanta, GA	60,425	$6,800,000	$1,700,000	7.74%	Publix
Jun-05	Marketplace Kroger (Macquarie)	Knoxville, TN	64,000	$4,050,000	$1,012,500	9.24%	Kroger
Jun-05	Braelinn Village (Macquarie)	Atlanta, GA	226,522	$23,850,000	$5,962,500	8.18%	Kroger
Dec-05	Willow Creek (Oregon)	Denver, CO	162,897	$27,975,000	$5,595,000	6.15%	Safeway
Dec-05	Laburnum Square (Macquarie II)	Richmond, VA	109,405	$9,710,000	$3,398,500	7.42%	Kroger

			722,456	$92,035,000	$21,598,500	7.28%

	Total Dispositions		1,872,175	$211,200,880	$138,300,410	7.54%

(a) - Operating property sold to Macquarie

Oregon - Regency owns 20%

Macquarie - Regency owns 25%

Macquarie II - Regency owns 35%

2005 DEVELOPMENT SALES

Date	Property Name	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Average Cap Rate	Anchor Tenant
Sales to Joint Venture
Mar-05	Bear Creek Village (Macquarie)	Wildomar, CA	75,220	$22,072,800	$16,554,600	7.25%	Stater Bros.
Dec-05	Hilltop Village (Macquarie)	Denver, CO	100,028	$12,330,092	$9,253,734	6.50%	King Soopers
Sales to Third Parties
Jan-05	Spokane Valley Development	Spokane, WA	37,887	$6,808,600	$6,808,600	8.41%	Walmart (NAP)
Mar-05	Victoria Gateway	Rancho Cucamonga, CA	94,998	$28,400,000	$28,400,000	6.18%	REI, Circuit City
Jun-05	Gilroy	San Jose, CA	322,955	$59,812,553	$59,812,553	8.50%	Kohl’s, Target (NAP)
Aug-05	Padden Parkway	Vancouver, WA	88,567	$18,200,000	$18,200,000	6.06%	Albertsons
Dec-05	4S Fitness Center	San Diego, CA	38,000	$14,136,000	$14,136,000	6.25%	LA Fitness
Dec-05	McMinnville Market Center	Portland, OR	74,313	$12,650,000	$12,650,000	6.36%	Albertsons
	Third Party Sales		656,720	$140,007,153	$140,007,153	7.29%
	Joint Venture Sales		175,248	$34,402,892	$25,808,334	6.98%

	Total Development Sales		831,968	$174,410,045	$165,815,487	7.24%

Macquarie - Regency owns 25%

IN-PROCESS DEVELOPMENTS

December 31, 2005

Project Name	State	MSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete (1)	NOI Yield Before Partner Participation	NOI Yield After Partner Participation	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
4S Commons Town Center	CA	San Diego	Ralph’s	9/1/06	64,734,482	65,809,482	43,738,573	10.32%	10.32%	240,133	88%	264,752	89%
Alameda Bridgeside Center	CA	Oakland	N/A	10/01/06	29,129,576	34,566,793	21,902,544	7.94%	7.94%	105,118	73%	106,118	73%
Bear Creek Phase II	CA	Riverside-San Bernardino	N/A	12/1/06	6,003,577	6,003,577	4,437,344	9.38%	9.38%	24,175	58%	24,175	58%
Clayton Valley Shopping Center	CA	Oakland	Nob Hill	10/01/07	59,986,428	59,986,428	25,512,670	9.18%	9.18%	267,857	64%	267,857	64%
Clovis Commons	CA	Clovis -Fresno	Petsmart, Target	3/1/06	38,199,077	47,798,918	16,762,793	9.09%	9.09%	177,381	67%	328,899	82%
Falcon Ridge Town Center Phase II	CA	Riverside-San Bernardino	24 Hour Fitness, Sav-On	11/1/06	14,571,455	14,843,955	12,046,920	10.74%	10.74%	66,864	62%	66,864	62%
French Valley	CA	Riverside-San Bernardino	Stater Bros.	5/1/06	23,727,202	26,925,313	14,319,436	10.19%	10.19%	104,248	82%	117,265	84%
Rio Vista Town Center	CA	Riverside-San Bernardino	Stater Bros.	01/01/07	18,744,136	18,934,136	14,558,544	9.25%	8.77%	87,947	50%	87,947	50%
Santa Maria Commons	CA	Santa Barbara	Kohl’s	10/1/06	7,247,621	9,376,533	8,560,153	8.94%	8.94%	117,482	76%	117,482	76%
Soquel Canyon Crossing	CA	Riverside-San Bernardino	Rite Aid	12/1/06	8,077,993	8,360,243	7,993,889	10.99%	10.99%	38,495	58%	38,495	58%
The Shops At Santa Barbara	CA	Santa Barbara	Whole Foods	1/1/08	37,904,781	44,748,023	26,575,088	7.93%	7.93%	69,354	87%	69,354	87%
The Vine at Castaic	CA	Los Angeles - Long Beach	N/A	11/01/06	10,633,420	10,633,420	7,352,997	9.34%	9.34%	34,775	0%	34,775	0%
Falcon Marketplace	CO	Colorado Springs	Wal-Mart	02/01/07	3,748,876	10,086,788	3,409,119	10.57%	10.57%	20,840	0%	205,145	90%
Fort Collins Center	CO	Fort Collins-Loveland	JC Penney	06/01/06	8,963,819	8,963,819	2,292,375	9.86%	9.86%	99,359	0%	99,359	0%
Longmont Center	CO	Boulder	JC Penney	06/01/06	8,875,808	8,875,808	4,038,667	9.82%	9.82%	97,900	0%	97,900	0%
Loveland Shopping Center	CO	Fort Collins-Loveland	Murdoch’s Ranch	06/01/06	7,847,262	7,847,262	3,501,510	9.90%	9.90%	97,930	0%	97,930	0%
The Shops at Johns Creek	FL	Jacksonville	N/A	11/01/05	2,883,822	3,638,822	441,826	10.55%	10.55%	15,490	35%	15,490	35%
Chapel Hill Centre	GA	Atlanta	Kohl’s	04/01/07	8,291,960	13,375,960	8,316,931	10.01%	10.01%	55,400	0%	143,400	0%
Greenwood Springs	IN	Indianapolis	Gander Mountain	10/01/05	11,642,822	21,501,239	1,526,574	10.22%	10.22%	90,735	72%	293,826	91%
Village at Lee Airport	MD	Baltimore	Giant	05/01/07	23,361,404	23,531,404	22,849,121	10.01%	9.90%	121,050	50%	121,050	50%
Amherst Street Village Center	NH	Boston	Petsmart, Target	03/01/06	7,284,979	7,284,979	3,455,011	9.15%	9.15%	33,481	65%	48,300	76%
Merrimack Shopping Center	NH	Boston	Shaw’s	04/01/06	12,445,075	12,508,075	3,751,785	9.82%	9.82%	79,271	69%	92,768	73%
Anthem Highland	NV	Las Vegas	Albertsons	12/1/06	21,710,129	24,193,188	10,623,725	10.90%	9.07%	93,516	74%	125,313	80%
Indian Springs (Bypass 4)	OH	Cincinnati	Kohl’s	09/01/06	6,995,371	8,184,209	5,209,421	10.22%	10.22%	52,606	100%	52,606	100%
Regency Commons	OH	Cincinnati	N/A	06/01/05	7,159,626	7,198,330	291,392	10.33%	10.33%	30,770	50%	30,770	50%
Wadsworth Crossing	OH	Akron	TJ Maxx, Target	09/01/06	23,636,490	23,636,490	14,000,842	9.40%	9.40%	118,597	0%	454,860	74%
Silver Spring Square	PA	Harrisburg	Wegman’s	04/01/07	56,860,197	61,038,985	55,464,597	10.38%	9.33%	347,713	0%	484,984	28%
Kleinwood Phase II	TX	Houston	LA Fitness	12/01/06	8,374,885	9,139,885	5,828,455	10.21%	10.21%	45,001	100%	45,001	100%
Rockwall	TX	Dallas	Kroger	03/01/06	8,530,471	12,683,736	2,121,561	10.75%	10.75%	46,556	13%	120,326	66%
South Shore	TX	Houston	Kroger	04/01/07	5,937,875	10,139,555	6,182,545	11.91%	11.91%	23,920	0%	105,390	77%
Spring West	TX	Houston	HEB	11/01/06	17,837,718	22,332,292	7,894,373	9.87%	9.87%	144,060	80%	144,060	80%
The Shops at Highland Village	TX	Dallas	AMC Theater, Barnes & Noble	08/01/07	89,323,820	98,460,420	86,817,258	9.21%	9.21%	360,594	7%	360,594	7%
The Shops at County Center (f.k.a. Hoadley Rd.)	VA	Washington DC	Harris Teeter	01/01/07	19,210,124	19,260,124	14,124,951	10.83%	10.31%	90,392	66%	106,839	71%
Orchards Phase II	WA	Portland	Wallace Theaters	03/01/07	17,079,012	17,079,012	9,817,981	9.19%	9.19%	91,333	23%	91,333	23%

Total Consolidated					696,961,293	778,947,203	475,720,971	9.65%	9.49%	3,490,343	44%	4,861,227	60%

Seal Beach Center	CA	Santa Ana-Anaheim-Irvine	Von’s	5/1/07	21,290,930	21,711,015	7,454,024	10.53%	10.53%	90,863	64%	102,563	68%
Plantation Plaza Phase II	FL	Jacksonville	Publix	10/29/04	2,698,429	3,454,629	300,244	10.19%	10.19%	12,600	89%	12,600	89%
The Shoppes at Bartram Park -Phase II	FL	Jacksonville	Publix	10/16/04	4,572,064	4,572,064	2,349,127	10.30%	10.30%	28,310	34%	28,310	34%
The Shoppes at Bartram Park -Phase III	FL	Jacksonville	Publix	10/16/04	3,602,528	4,232,528	4,232,528	11.03%	11.03%	12,002	0%	12,002	0%
Deer Grove Phase II	IL	Chicago	Staples	08/01/05	4,007,330	4,303,800	82,402	8.23%	8.23%	25,188	81%	25,188	81%
Heritage Plaza Phase II	IL	Chicago	Jewel/Osco	11/10/88	1,948,950	4,468,950	2,032,157	10.57%	10.57%	9,920	0%	9,920	0%

Total Unconsolidated					38,120,231	42,742,986	16,450,482	10.29%	10.29%	178,883	56%	190,583	58%

Total					735,081,524	821,690,189	492,171,453	9.68%	9.53%	3,669,226	45%	5,051,810	60%

Notes:

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.

(2)	The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 9.0%.

IN-PROCESS DEVELOPMENTS FUNDING & STABILIZATION SCHEDULE

December 31, 2005

In-Process Developments Projected Funding (1)

($	Thousands)

	Q1 2006E	Q2 2006E	Q3 2006E	Q4 2006E	2007+E
Properties in development	$85,000 - $100,000	$85,000 - $100,000	$80,000 - $95,000	$65,000 - $80,000	$120,000 - $140,000

(1)	Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.

Estimated Property Stabilization

($ Thousands)

	Q1 2006E	Q2 2006E	Q3 2006E	Q4 2006E	2007+E
Properties in development
Gross Dev. Costs:	$0 - $10,000	$30,000 - $40,000	$180,000 - $190,000	$145,000 - $155,000	$485,000 - $495,000
Net Dev. Costs:	$0 - $10,000	$25,000 - $35,000	$165,000 - $175,000	$120,000 - $130,000	$435,000 - $445,000

INVESTMENTS IN REAL ESTATE PARTNERSHIPS

December 31, 2005

							Regency
Joint Venture Partner and Portfolio Summary Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 12/31/05	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	Various	15	2,231,441	$345,240,078	$145,750,399	Various	20.00%	$29,150,080	$38,752,581	$4,304,235
(JV-CCV)	Cameron Village	1	635,918	120,273,808	47,300,000	Wachovia	30.00%	14,190,000	21,632,854	(98,428)

		16	2,867,359	465,513,886	193,050,399
Macquarie CountryWide
(JV-M3)	Hilltop Village	1	100,028	12,226,881	6,165,000	RCLP	24.95%	1,538,168	606,390	(46,921)
(JV-M, JV-MD)	Various	51	5,099,575	738,781,190	396,126,813	Various	25.00%	99,031,703	68,808,152	2,178,769
(JV-M2)	Various	99	12,443,758	2,842,745,935	1,665,562,100	Various	35.00%	582,946,735	363,563,263	(11,227,556)

		151	17,643,361	3,593,754,006	2,067,853,913
CalSTRS
(JV-RC)	Various	7	688,242	146,835,806	73,835,181	Various	25.00%	18,458,795	14,920,823	609,317
Publix
(JV-O)	The Shoppes at Bartram Park	1	144,929	22,538,718	—	—	50.00%	—	10,739,271	26,770
(JV-O)	Valleydale Village	1	118,466	12,871,759	—	—	50.00%	—	6,175,669	203,144
(JV-O)	Regency Village	1	83,170	19,390,102	—	—	50.00%	—	10,051,400	316,307
(JV-O)	Queensborough	1	82,333	5,368,494	—	—	50.00%	—	3,519,649	295,258

		4	428,898	60,169,073	—
H.E.B.
(JV-O)	Fairfield Town Center	1	—	9,263,890	—	—	50.00%	—	4,731,755	(1,801)
(JV-O)	Indian Springs Center	1	136,625	25,818,100	27,000,000	Wells Fargo	50.00%	13,500,000	(439,980)	365,057

		2	136,625	35,081,990	27,000,000
Individual Investors
(JV-O)	Shops of San Marco	1	96,408	17,226,723	10,861,863	Wachovia	50.00%	5,430,932	2,555,296	167,431

		181	21,860,893	$4,318,581,484	$2,372,601,356			$764,246,412	$545,617,124	$(2,908,418)

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Balance Sheets

December 31, 2005 and 2004

( in thousands)

	2005	2004
Assets
Real estate, at cost
Land	$1,784,053	595,410
Buildings and improvements	2,263,424	749,741

	4,047,477	1,345,151
Less: accumulated depreciation	115,387	37,426

	3,932,090	1,307,725
Properties in development	25,417	13,146

Net real estate investments	3,957,507	1,320,871
Cash and cash equivalents	38,530	12,627
Tenant receivables, net of allowance for uncollectible accounts	42,033	21,585
Deferred costs, less accumulated amortization	14,616	5,251
Acquired lease intangible assets, net	259,033	79,240
Other assets	6,862	43

	$4,318,581	1,439,617

Liabilities and Equity
Liabilities:
Notes payable	$2,372,601	665,517
Accounts payable and other liabilities	66,232	21,230
Tenants’ security and escrow deposits	9,050	3,241
Acquired lease intangible liabilities, net	86,108	—

Total liabilities	2,533,991	689,988

Equity:
Equity - Regency Centers	564,630	194,971
Equity - Third parties	1,219,960	554,658

Total equity	1,784,590	749,629

	$4,318,581	1,439,617

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Balance Sheets - Regency’s Pro-Rata share

December 31, 2005 and 2004

( in thousands)

	2005	2004
Assets
Real estate, at cost
Land	$569,468	152,192
Buildings and improvements	720,346	190,749

	1,289,814	342,941
Less: accumulated depreciation	33,707	9,634

	1,256,107	333,307
Properties in development	10,952	5,670

Net real estate investments	1,267,059	338,977
Cash and cash equivalents	12,859	3,678
Tenant receivables, net of allowance for uncollectible accounts	12,486	5,764
Deferred costs, less accumulated amortization	4,652	1,402
Acquired lease intangible assets, net	83,600	19,871
Other assets	2,413	8

	$1,383,069	369,700

Liabilities and Equity
Liabilities:
Notes payable	$764,246	168,122
Accounts payable and other liabilities	21,641	5,751
Tenants’ security and escrow deposits	2,878	856
Acquired lease intangible liabilities, net	29,674	—

Total liabilities	818,439	174,729

Equity:
Equity - Regency Centers	564,630	194,971

	$1,383,069	369,700

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Statements of Operations

December 31, 2005 and 2004

(in thousands)

	Three months ended		Year to date
	2005	2004	2005	2004
Revenues:
Minimum rent	$77,830	28,614	235,215	84,596
Percentage rent	1,895	781	2,599	1,126
Recoveries from tenants	19,996	9,134	65,634	25,217

Total revenues	99,721	38,529	303,448	110,939

Operating expenses:
Operating and maintenance	14,537	5,596	42,206	16,513
Real estate taxes	10,028	5,444	33,726	13,448

Total operating expenses	24,565	11,040	75,932	29,961

Net operating income	75,156	27,489	227,516	80,978

Other expense (income):
General and administrative	1,765	1,201	6,119	3,628
Depreciation and amortization expense	54,198	9,922	145,669	28,538
Interest expense, net	30,101	7,803	83,352	20,000
Gain on sale of real estate	(9,159)	(10,310)	(9,499)	(18,977)
Other expense (income)	8	—	(356)	—

Total other expense (income)	76,913	8,616	225,285	33,189

Net (loss) income	$(1,757)	18,873	2,231	47,789

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS

Statements of Operations - Regency’s Pro-Rata share

December 31, 2005 and 2004

(in thousands)

	Three months ended		Year to date
	2005	2004	2005	2004
Revenues:
Minimum rent	$24,347	7,154	70,373	20,953
Percentage rent	526	165	715	246
Recoveries from tenants	6,258	2,170	19,606	6,085

Total revenues	31,131	9,489	90,694	27,284

Operating expenses:
Operating and maintenance	4,532	1,414	12,504	4,088
Real estate taxes	3,119	1,254	10,032	3,196

Total operating expenses	7,651	2,668	22,536	7,284

Net operating income	23,480	6,821	68,158	20,000

Other expense (income):
General and administrative	445	280	1,486	826
Depreciation and amortization expense	17,317	2,369	45,256	6,615
Interest expense, net	9,677	1,920	25,830	4,918
Gain on sale of real estate	(1,837)	(1,441)	(1,934)	(2,905)
Other expense (income)	170	387	428	352

Total other expense (income)	25,772	3,515	71,066	9,806

Net (loss) income	$(2,292)	3,306	(2,908)	10,194

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

SUMMARY OF OUTSTANDING JOINT VENTURE DEBT

Unconsolidated JVs

	12/31/05	12/31/04
Total Debt Outstanding
Mortgage loans payable:
Fixed rate secured loans	$1,959,597,971	568,140,110
Variable rate secured loans	—	15,773,307
Unsecured line of credit variable rate	413,003,385	81,603,896

Total	$2,372,601,356	665,517,313

	12/31/05	12/31/04
Percentage of Total Debt:
Fixed	82.59%	85.37%
Variable	17.41%	14.63%
Current Average Interest Rate:
Fixed	5.08%	5.28%
Variable	5.16%	3.29%
Effective Interest Rate	5.09%	4.99%
Average Maturity Date:
Fixed	May 31, 2011	March 7, 2011
Variable	April 30, 2006	July 23, 2005

Total Debt Outstanding—Regency’s Pro-Rata Share
Mortgage Loans Payable:
Fixed rate secured loans	627,982,503	139,834,779
Variable rate secured loans	—	7,886,654
Unsecured line of credit variable rate	136,263,909	20,400,974

Total	764,246,412	168,122,407

AVERAGE BASE RENT BY STATE

Including only wholly-owned and Regency’s pro-rata share of joint venture properties

December 31, 2005

State	Number of Properties	GLA Dec-05	% of total GLA	% Leased*	Annualized Base Rent	% of Portfolio Base Rent	Average Base Rent/ Sq. Ft
Alabama	3	152,137	0.5%	85.9%	$1,486,521	0.4%	$11.37
Arizona	4	409,969	1.3%	99.3%	$5,996,700	1.6%	$14.77
California	70	6,428,703	20.5%	92.2%	$100,066,138	26.0%	$19.05
Connecticut	1	58,531	0.2%	100.0%	$1,257,563	0.3%	$21.49
Colorado	22	1,680,881	5.4%	78.4%	$15,467,012	4.0%	$11.74
Delaware	5	385,412	1.2%	93.3%	$4,324,613	1.1%	$12.10
District of Columbia	1	5,892	0.0%	100.0%	$376,600	0.1%	$63.92
Florida	51	4,707,218	15.1%	95.0%	$51,673,194	13.4%	$11.62
Georgia	33	1,770,475	5.6%	94.4%	$24,064,114	6.3%	$14.52
Illinois	17	997,119	3.2%	95.7%	$12,238,542	3.2%	$12.83
Indiana	3	139,344	0.4%	79.2%	$1,413,083	0.4%	$12.93
Kentucky	2	75,668	0.2%	94.7%	$671,549	0.2%	$9.37
Maryland	21	881,789	2.8%	89.6%	$10,941,849	2.8%	$15.13
Michigan	3	282,408	0.9%	95.5%	$3,487,631	0.9%	$13.07
Minnesota	2	104,684	0.3%	97.3%	$1,333,902	0.3%	$13.10
Nevada	1	93,516	0.3%	73.6%	$0	0.0%	$0.00
New Hampshire	2	112,752	0.4%	67.8%	$0	0.0%	$0.00
New Jersey	2	54,769	0.2%	97.8%	$851,013	0.2%	$15.89
North Carolina	15	1,303,163	4.2%	94.0%	$15,594,738	4.1%	$12.73
Ohio	16	1,963,568	6.3%	81.7%	$17,593,397	4.6%	$11.36
Oregon	8	598,037	1.9%	97.3%	$8,339,377	2.2%	$14.33
Pennsylvania	13	955,468	3.0%	60.4%	$9,803,298	2.5%	$17.02
South Carolina	8	256,765	0.8%	94.4%	$2,771,028	0.7%	$11.43
Tennessee	6	624,450	2.0%	97.4%	$5,441,537	1.4%	$8.91
Texas	38	4,285,157	13.7%	82.9%	$49,108,212	12.8%	$14.64
Virginia	31	1,831,776	5.8%	94.3%	$26,952,794	7.0%	$16.78
Washington	12	880,579	2.8%	91.2%	$12,491,550	3.2%	$16.01
Wisconsin	3	130,334	0.4%	94.4%	$848,338	0.2%	$6.90

Total All Properties	393	31,170,562	100.0%	89.5%	$384,594,288	100.0%	$14.56

*	% Leased includes leases that are executed but not yet rent-paying.

AVERAGE BASE RENT BY STATE

Including 100% of properties owned in unconsolidated joint ventures

December 31, 2005

State	Number of Properties	GLA Dec-05	% of total GLA	% Leased*	Annualized Base Rent	% of Portfolio Base Rent	Average Base Rent/ Sq. Ft
Alabama	3	267,689	0.6%	84.8%	$2,557,929	0.4%	$11.27
Arizona	4	496,087	1.1%	99.4%	$7,195,124	1.2%	$14.62
California	70	8,855,638	19.1%	93.3%	$138,821,511	23.7%	$18.25
Connecticut	1	167,230	0.4%	100.0%	$3,593,037	0.6%	$21.49
Colorado	22	2,507,634	5.4%	84.3%	$24,622,318	4.2%	$11.65
Delaware	5	654,687	1.4%	90.3%	$7,089,396	1.2%	$12.14
District of Columbia	1	16,834	0.0%	100.0%	$1,075,999	0.2%	$63.92
Florida	51	5,912,994	12.8%	94.5%	$65,422,550	11.2%	$11.80
Georgia	33	2,850,662	6.1%	95.4%	$36,978,416	6.3%	$13.71
Illinois	17	2,410,178	5.2%	95.9%	$29,325,489	5.0%	$12.70
Indiana	3	229,619	0.5%	84.3%	$2,835,555	0.5%	$14.90
Kentucky	2	302,670	0.7%	94.7%	$2,686,195	0.5%	$9.37
Maryland	21	2,435,783	5.3%	93.6%	$32,895,782	5.6%	$14.97
Michigan	3	282,408	0.6%	95.5%	$3,487,631	0.6%	$13.07
Minnesota	2	299,097	0.6%	97.3%	$3,811,148	0.6%	$13.10
Nevada	1	93,516	0.2%	73.6%	$0	0.0%	$0.00
New Hampshire	2	112,752	0.2%	67.8%	$0	0.0%	$0.00
New Jersey	2	156,482	0.3%	97.8%	$2,431,466	0.4%	$15.89
North Carolina	15	2,114,667	4.6%	91.7%	$24,618,599	4.2%	$12.70
Ohio	16	2,045,260	4.4%	82.3%	$18,044,282	3.1%	$11.07
Oregon	8	854,729	1.8%	97.1%	$11,714,427	2.0%	$14.11
Pennsylvania	13	1,665,005	3.6%	75.3%	$19,069,522	3.3%	$15.23
South Carolina	8	522,027	1.1%	96.0%	$5,504,379	0.9%	$10.98
Tennessee	6	624,450	1.3%	97.4%	$5,441,537	0.9%	$12.85
Texas	38	5,029,590	10.8%	84.7%	$58,809,739	10.0%	$14.47
Virginia	31	3,628,732	7.8%	95.0%	$57,012,577	9.7%	$17.21
Washington	12	1,334,337	2.9%	93.6%	$19,011,795	3.2%	$15.50
Wisconsin	3	372,382	0.8%	94.4%	$2,423,823	0.4%	$6.90

Total All Properties	393	46,243,139	100.0%	91.3%	$586,480,226	100.0%	$14.41

*	% Leased includes leases that are executed but not yet rent-paying.

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Dec-05	GLA Dec-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants (1)
Mid- Atlantic Region
Spring Valley Shopping Center	JV-M2	35%	DC	Washington DC	1930	2005	16,834	5,892	100.0%	100.0%	—	—	—

			DC				16,834	5,892	100.0%	100.0%	—	—

First State Plaza	JV-M2	35%	DE	Wilmington	1988	2005	164,576	57,602	87.2%	87.2%	—	57,319	Shop Rite
Newark Shopping Center	JV-M2	35%	DE	Wilmington	1987	2005	183,017	64,056	82.0%	82.0%	—	—	—
Pike Creek			DE	Wilmington	1981	1998	229,510	229,510	97.7%	97.7%	—	49,069	Acme Markets, K-Mart
Shoppes of Graylyn	JV-M2	35%	DE	Wilmington	1971	2005	66,676	23,337	93.7%	93.7%	—	—	—
White Oak - Dover, DE			DE	Dover	2000	2000	10,908	10,908	100.0%	100.0%	—	—	—

			DE				654,687	385,412	90.3%	93.3%	—	106,388

Corbin’s Corner	JV-M2	35%	CT	Hartford	1962	2005	167,230	58,531	100.0%	100.0%	—	10,150	Trader Joe’s

			CT				167,230	58,531	100.0%	100.0%	—	10,150

Amherst Street Village Center			NH	Boston	2004	2004	33,481	33,481	65.5%	65.5%	—	—	—
Merrimack Shopping Center			NH	Boston	2004	2004	79,271	79,271	68.7%	68.7%	—	54,468	Shaw’s

			NH				112,752	112,752	67.8%	67.8%	—	54,468

Plaza Square	JV-M2	35%	NJ	Bergen	1990	2005	103,842	36,345	100.0%	100.0%	—	60,000	Shop Rite
Haddon Commons	JV-M2	35%	NJ	Philadelphia	1985	2005	52,640	18,424	93.4%	93.4%	—	34,240	Acme Markets

			NJ				156,482	54,769	97.8%	97.8%	—	94,240

Bowie Plaza	JV-M2	35%	MD	Washington DC	1966	2005	104,037	36,413	99.2%	99.2%	—	21,750	Giant Food
Clinton Park	JV-C	20%	MD	Washington DC	2003	2003	206,050	41,210	97.6%	97.6%	49,000	43,000	Giant Food, Sears, (Toys “R” Us)
Clinton Square	JV-M2	35%	MD	Washington DC	1979	2005	18,961	6,636	78.6%	78.6%	—	—	—
Cloppers Mill Village	JV-M2	35%	MD	Washington DC	1995	2005	137,035	47,962	100.0%	100.0%	—	70,057	Shoppers Food Warehouse
Elkridge Corners	JV-M2	35%	MD	Baltimore	1990	2005	73,529	25,735	100.0%	100.0%	—	39,571	Super Fresh
Festival at Woodholme	JV-M2	35%	MD	Baltimore	1986	2005	81,027	28,359	93.3%	93.3%	—	10,370	Trader Joe’s
Firstfield Shopping Center	JV-M2	35%	MD	Washington DC	1978	2005	22,328	7,815	100.0%	100.0%	—	—	—
Goshen Plaza	JV-M2	35%	MD	Washington DC	1987	2005	45,654	15,979	100.0%	100.0%	—	—	—
King Farm Apartments	JV-RC	25%	MD	Washington DC	2001	2004	64,775	16,194	77.3%	77.3%	—	—	—
King Farm Village Center	JV-RC	25%	MD	Washington DC	2001	2004	120,326	30,082	96.7%	96.7%	—	53,754	Safeway
Lee Airport			MD	Baltimore	2005	2005	121,050	121,050	49.6%	49.6%	—	60,000	Giant Food
Mitchellville Plaza	JV-M2	35%	MD	Washington DC	1991	2005	156,124	54,643	95.8%	95.8%	—	45,100	Food Lion
Northway Shopping Center	JV-M2	35%	MD	Baltimore	1987	2005	98,016	34,306	96.5%	96.5%	—	49,028	Shoppers Food Warehouse
Parkville Shopping Center	JV-M2	35%	MD	Baltimore	1961	2005	162,434	56,852	99.6%	99.6%	—	41,223	Super Fresh
Penn Station Shopping Center	JV-M2	35%	MD	Washington DC	1989	2005	244,815	85,685	93.3%	93.3%	50,000	66,748	(Safeway), Save-a-Lot, National Wholesale Liquidators
Rosecroft Shopping Center	JV-M2	35%	MD	Washington DC	1963	2005	119,010	41,654	82.0%	82.0%	—	33,000	Food Lion (Dark)
Southside Marketplace	JV-M2	35%	MD	Baltimore	1990	2005	125,147	43,801	100.0%	100.0%	—	44,264	Shoppers Food Warehouse
Takoma Park	JV-M2	35%	MD	Washington DC	1960	2005	108,168	37,859	98.4%	98.4%	—	63,643	Shoppers Food Warehouse
Valley Centre	JV-M2	35%	MD	Baltimore	1987	2005	247,312	86,559	96.4%	96.4%	—	—	—
Watkins Park Plaza	JV-M2	35%	MD	Washington DC	1985	2005	113,443	39,705	100.0%	100.0%	—	43,205	Safeway
Woodmoor Shopping Center	JV-M2	35%	MD	Washington DC	1954	2005	66,542	23,290	95.7%	95.7%	—	—	—

			MD				2,435,783	881,789	93.6%	89.6%	99,000	684,713

Allen Street Shopping Center	JV-M2	35%	PA	Allentown-Bethlehem	1958	2005	46,420	16,247	100.0%	100.0%	—	22,075	Ahart Market
City Avenue Shopping Center	JV-M2	35%	PA	Philadelphia	1960	2005	154,533	54,087	96.1%	96.1%	—	—	—
Colonial Sq/ PA	JV-M2	35%	PA	Harrisburg	1955	2005	28,640	10,024	73.0%	73.0%	—	—	—
Gateway Shopping Center			PA	Philadelphia	1960	2004	219,697	219,697	93.8%	93.8%	—	10,610	Trader Joe’s
Hershey			PA	None	2000	2000	6,000	6,000	100.0%	100.0%	—	—	—
Kenhorst Plaza	JV-M2	35%	PA	Reading	1990	2005	161,424	56,498	91.4%	91.4%	—	52,070	Redner’s Market
Mayfair Shopping Center	JV-M2	35%	PA	Philadelphia	1988	2005	112,276	39,297	97.5%	97.5%	—	25,673	Shop ‘N Bag
Mercer Square Shopping Center	JV-M2	35%	PA	Philadelphia	1988	2005	91,400	31,990	100.0%	100.0%	—	50,708	Genuardi’s
Newtown Square Shopping Center	JV-M2	35%	PA	Philadelphia	1970	2005	146,893	51,413	95.0%	95.0%	—	56,226	Acme Markets
Silver Spring Square			PA	Harrisburg	2005	2005	347,713	347,713	0.0%	0.0%	137,271	130,000	Wegmans, (Target)
Stefko Boulevard Shopping Center	JV-M2	35%	PA	Allentown-Bethlehem	1976	2005	133,824	46,838	94.1%	94.1%	—	73,000	Valley Farm Market
Towamencin Village Square	JV-M2	35%	PA	Philadelphia	1990	2005	122,916	43,021	100.0%	100.0%	—	40,750	Genuardi’s
Warwick Square Shopping	JV-M2	35%	PA	Philadelphia	1999	2005	93,269	32,644	96.1%	96.1%	—	50,658	Genuardi’s

			PA				1,665,005	955,468	75.3%	60.4%	137,271	511,770

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Dec-05	GLA Dec-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants (1)
601 King Street	JV-M2	35%	VA	Washington DC	1980	2005	8,349	2,922	98.2%	98.2%	—	—	—
Ashburn Farm Market Center			VA	Washington DC	2000	2000	91,905	91,905	100.0%	100.0%	—	48,999	Giant Food
Ashburn Farm Village Center	JV-M2	35%	VA	Washington DC	1996	2005	88,917	31,121	100.0%	100.0%	—	57,030	Shoppers Food Warehouse
Braemar Shopping Center	JV-RC	25%	VA	Washington DC	2004	2004	96,439	24,110	100.0%	100.0%	—	57,860	Safeway
Brafferton Center	JV-M2	35%	VA	Washington DC	1997	2005	94,731	33,156	97.9%	97.9%	—	43,520	Giant Food (Dark)
Brookville Plaza	JV-M	25%	VA	Lynchburg	1991	1998	63,665	15,916	100.0%	100.0%	—	52,864	Kroger
Centre Ridge Marketplace	JV-M2	35%	VA	Washington DC	1996	2005	104,154	36,454	100.0%	100.0%	—	55,138	Shoppers Food Warehouse
Cheshire Station			VA	Washington DC	2000	2000	97,156	97,156	100.0%	100.0%	—	55,163	Safeway
Festival at Manchester Lakes	JV-M2	35%	VA	Washington DC	1990	2005	165,568	57,949	91.0%	91.0%	—	65,000	Shoppers Food Warehouse
Fortuna			VA	Washington DC	2004	2004	90,132	90,132	100.0%	100.0%	123,735	66,870	Shoppers Food Warehouse, (Target)
Fox Mill Shopping Center	JV-M2	35%	VA	Washington DC	1977	2005	103,269	36,144	100.0%	100.0%	—	49,837	Giant Food
Gayton Crossing	JV-M2	35%	VA	Richmond- Petersburg	1983	2005	156,916	54,921	96.0%	96.0%	—	38,408	Ukrop’s
Glen Lea Centre	JV-M2	35%	VA	Richmond- Petersburg	1969	2005	78,493	27,473	54.3%	54.3%	—	—	—
Greenbriar Town Center	JV-M2	35%	VA	Washington DC	1972	2005	345,935	121,077	100.0%	100.0%	—	62,319	Giant Food
Hanover Village	JV-M2	35%	VA	Richmond- Petersburg	1971	2005	96,146	33,651	59.3%	59.3%	—	—	—
Hollymead Town Center			VA	Charlottesville	2004	2003	153,563	153,563	86.7%	86.7%	142,500	60,607	Harris Teeter, (Target)
Kamp Washington Shopping Center	JV-M2	35%	VA	Washington DC	1960	2005	71,825	25,139	88.6%	88.6%	—	—	—
Kings Park Shopping Center	JV-M2	35%	VA	Washington DC	1966	2005	77,202	27,021	100.0%	100.0%	—	28,161	Giant Food
Laburnum Park Shopping Center	JV-M2	35%	VA	Richmond- Petersburg	1977	2005	64,992	22,747	100.0%	100.0%	49,000	49,000	(Ukrop’s)
Saratoga Shopping Center	JV-M2	35%	VA	Washington DC	1977	2005	101,587	35,555	97.0%	97.0%	—	39,187	Giant Food
Signal Hill			VA	Washington DC	2004	2003	95,173	95,173	100.0%	100.0%	—	67,470	Shoppers Food Warehouse
Somerset Crossing	JV-M	25%	VA	Washington DC	2002	2002	104,128	26,032	100.0%	100.0%	—	67,045	Shoppers Food Warehouse
Statler Square Phase I			VA	None	1996	1998	133,660	133,660	91.4%	91.4%	—	65,003	Kroger
Tall Oaks Village Center			VA	Washington DC	1998	2002	71,953	71,953	98.6%	98.6%	—	38,763	Giant Food
The Market at Opitz Crossing			VA	Washington DC	2003	2003	149,810	149,810	100.0%	100.0%	—	51,922	Safeway
The Shops at County Center			VA	Washington DC	2005	2005	90,392	90,392	65.9%	65.9%	—	52,409	Harris Teeter
Town Center at Sterling Shopping Center	JV-M2	35%	VA	Washington DC	1980	2005	190,069	66,524	100.0%	100.0%	—	46,935	Giant Food
Village Center at Dulles	JV-C	20%	VA	Washington DC	1991	2002	298,601	59,720	99.3%	99.3%	—	48,424	Shoppers Food Warehouse, Gold’s Gym
Village Shopping Center	JV-M2	35%	VA	Richmond- Petersburg	1948	2005	111,177	38,912	95.7%	95.7%	—	45,023	Ukrop’s
Willston Centre I	JV-M2	35%	VA	Washington DC	1952	2005	105,376	36,882	99.5%	99.5%	—	—	—
Willston Centre II	JV-M2	35%	VA	Washington DC	1986	2005	127,449	44,607	100.0%	100.0%	—	42,491	Safeway

			VA				3,628,732	1,831,776	95.0%	94.3%	315,235	1,355,448

Regional Totals							8,837,505	4,286,389	90.4%	85.1%	551,506	2,817,177

Midwest Region
Baker Hill Center	JV-C	20%	IL	Chicago	1998	2004	135,285	27,057	97.1%	97.1%	—	72,397	Dominick’s
Brentwood Commons	JV-M2	35%	IL	Chicago	1962	2005	125,585	43,955	88.8%	88.8%	—	64,762	Dominick’s
Civic Center Plaza	JV-M2	35%	IL	Chicago	1989	2005	265,024	92,758	96.5%	96.5%	—	87,135	Dominick’s (Dark), Home Depot
Deer Grove Center	JV-C	20%	IL	Chicago	1996	2004	214,168	42,834	98.7%	98.7%	117,000	65,816	Dominick’s, Linens-N-Things, (Target)
Deer Grove Phase II	JV-C	20%	IL	Chicago	2004	2004	25,188	5,038	80.9%	80.9%	—	—	—
Frankfort Crossing Shpg Ctr			IL	Chicago	1992	2003	114,534	114,534	96.4%	96.4%	—	64,937	Jewel / OSCO
Geneva Crossing	JV-C	20%	IL	Chicago	1997	2004	123,182	24,636	100.0%	100.0%	—	72,385	Dominick’s
Heritage Plaza-Chicago	JV-M	25%	IL	Chicago	2005	2005	128,871	32,218	97.5%	97.5%	—	64,922	Jewel / OSCO
Heritage Plaza Phase II	JV-M	25%	IL	Chicago	2005	2005	9,920	2,480	0.0%	0.0%	—	—	—
Hinsdale			IL	Chicago	1986	1998	178,975	178,975	100.0%	100.0%	—	69,540	Dominick’s
Mallard Creek Shopping Center	JV-M2	35%	IL	Chicago	1987	2005	143,576	50,252	96.9%	96.9%	—	76,258	Dominick’s
McHenry Commons Shopping Center	JV-M2	35%	IL	Chicago	1988	2005	100,526	35,184	94.1%	94.1%	—	76,170	Dominick’s
Riverside Sq & River’s Edge	JV-M2	35%	IL	Chicago	1986	2005	169,436	59,303	99.3%	99.3%	—	74,495	Dominick’s
Riverview Plaza	JV-M2	35%	IL	Chicago	1981	2005	139,256	48,740	100.0%	100.0%	—	50,094	Dominick’s
Shorewood Crossing	JV-C	20%	IL	Chicago	2001	2004	87,705	17,541	100.0%	100.0%	—	65,977	Dominick’s
Stearns Crossing	JV-C	20%	IL	Chicago	1999	2004	96,613	19,323	95.7%	95.7%	—	65,613	Dominick’s
Stonebrook Plaza Shopping Center	JV-M2	35%	IL	Chicago	1984	2005	95,825	33,539	100.0%	100.0%	—	63,000	Dominick’s
The Oaks Shopping Center	JV-M2	35%	IL	Chicago	1983	2005	135,007	47,252	87.2%	87.2%	—	63,863	Dominick’s
Westbrook Commons			IL	Chicago	1984	2001	121,502	121,502	88.4%	88.4%	—	51,304	Dominick’s

			IL				2,410,178	997,119	95.9%	95.7%	117,000	1,148,668

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Dec-05	GLA Dec-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Greenwood Springs			IN	Indianapolis	2004	2004	90,735	90,735	72.2%	72.2%	203,091	50,000	Gander Mountain Co., (Wal-Mart)
Willow Lake Shopping Center	JV-M2	35%	IN	Indianapolis	1987	2005	85,923	30,073	91.4%	91.4%	64,000	64,000	(Kroger)
Willow Lake West Shopping Center	JV-M2	35%	IN	Indianapolis	2001	2005	52,961	18,536	93.6%	93.6%	—	10,028	Trader Joe’s

			IN				229,619	139,344	84.3%	79.2%	267,091	124,028

Franklin Square	JV-M	25%	KY	Lexington	1988	1998	203,318	50,830	94.4%	94.4%	—	50,499	Kroger
Silverlake	JV-M	25%	KY	Cincinnati	1988	1998	99,352	24,838	95.3%	95.3%	—	60,000	Kroger

			KY				302,670	75,668	94.7%	94.7%	—	110,499

Fenton Marketplace			MI	Flint	1999	1999	97,224	97,224	98.6%	98.6%	—	53,739	Farmer Jack
Independence Square			MI	Detroit	2004	2003	89,083	89,083	95.1%	95.1%	—	60,137	Kroger
Waterford Towne Center			MI	Detroit	1998	1998	96,101	96,101	92.9%	92.9%	—	60,202	Kroger

			MI				282,408	282,408	95.5%	95.5%	—	174,078

Colonial Square	JV-M2	35%	MN	Minneapolis-St. Paul	1959	2005	93,200	32,620	100.0%	100.0%	—	43,978	Lund’s
Rockford Road Plaza	JV-M2	35%	MN	Minneapolis-St. Paul	1991	2005	205,897	72,064	96.0%	96.0%	—	65,608	Rainbow Foods

			MN				299,097	104,684	97.3%	97.3%	—	109,586

Beckett Commons			OH	Cincinnati	1995	1998	121,498	121,498	100.0%	100.0%	—	70,815	Kroger
Cherry Grove			OH	Cincinnati	1997	1998	195,497	195,497	89.8%	89.8%	—	66,336	Kroger
East Pointe			OH	Columbus	1993	1998	86,503	86,503	100.0%	100.0%	—	59,120	Kroger
Hyde Park			OH	Cincinnati	1995	1997	397,893	397,893	97.4%	97.4%	—	169,267	Kroger, Biggs
Indian Springs Market Center			OH	Cincinnati	2005	2005	52,606	52,606	100.0%	100.0%	—	—	Kohl’s
Kingsdale Shopping Center			OH	Columbus	1999	1997	266,878	266,878	47.7%	47.7%	—	56,006	Giant Eagle
Kroger New Albany Center			OH	Columbus	1999	1999	91,722	91,722	99.3%	99.3%	—	63,805	Kroger
Maxtown Road (Northgate)			OH	Columbus	1996	1998	85,100	85,100	100.0%	100.0%	90,000	62,000	Kroger, (Home Depot)
Park Place Shopping Center			OH	Columbus	1988	1998	106,834	106,834	60.7%	60.7%	—	—	—
Regency Commons			OH	Cincinnati	2004	2004	30,770	30,770	49.7%	49.7%	—	—	—
Regency Milford Center	JV-MD	25%	OH	Cincinnati	2001	2001	108,923	27,231	97.6%	97.6%	—	65,000	Kroger
Shoppes at Mason			OH	Cincinnati	1997	1998	80,800	80,800	100.0%	100.0%	—	56,800	Kroger
Wadsworth Crossing			OH	Akron	2005	2005	118,597	118,597	0.0%	0.0%	336,263	—	(Kohl’s), (Lowe’s), (Target)
Westchester Plaza			OH	Cincinnati	1988	1998	88,182	88,182	98.4%	98.4%	—	66,523	Kroger
Windmiller Plaza Phase I			OH	Columbus	1997	1998	120,362	120,362	96.5%	96.5%	—	76,555	Kroger
Worthington Park Centre			OH	Columbus	1991	1998	93,095	93,095	92.7%	92.7%	—	52,337	Kroger

			OH				2,045,260	1,963,568	82.3%	81.7%	426,263	864,564

Cudahy Center Shopping Center	JV-M2	35%	WI	Milwaukee	1972	2005	103,254	36,139	82.7%	82.7%	—	62,865	Pick ‘N’ Save
Racine Centre Shopping Center	JV-M2	35%	WI	Racine	1988	2005	135,827	47,539	99.1%	99.1%	—	50,979	Piggly Wiggly
Whitnall Square Shopping Center	JV-M2	35%	WI	Milwaukee	1989	2005	133,301	46,655	98.8%	98.8%	—	69,090	Pick ‘N’ Save

			WI				372,382	130,334	94.4%	94.4%	—	182,934

Regional Totals							5,941,614	3,693,125	90.7%	87.6%	810,354	2,714,357

Pacific Region
4S Commons Town Center			CA	San Diego	2004	2004	240,133	240,133	88.1%	88.1%	—	52,000	Ralph’s
Alameda Bridgeside Shopping Center			CA	Oakland	2004	2003	105,118	105,118	72.8%	72.8%	—	58,600	Nob Hill
Amerige Heights Town Center	JV-MD	25%	CA	Los Angeles	2000	2000	96,679	24,170	100.0%	100.0%	142,600	57,560	Albertson’s, (Target)
Auburn Village	JV-M2	35%	CA	Sacramento	1990	2005	133,944	46,880	100.0%	100.0%	—	45,540	Bel Air Market
Bayhill Shopping Center	JV-M2	35%	CA	San Francisco	1990	2005	121,846	42,646	100.0%	100.0%	—	32,110	Mollie Stone’s Market
Bear Creek Phase II			CA	Riverside-San Bernardino	2005	2005	24,175	24,175	57.9%	57.9%	—	—	—
Bear Creek Village Center	JV-M	25%	CA	Riverside-San Bernardino	2004	2003	75,220	18,805	100.0%	100.0%	—	44,093	Stater Bros.
Blossom Valley			CA	San Jose	1990	1999	93,316	93,316	100.0%	100.0%	—	34,208	Safeway
Brea Marketplace	JV-M2	35%	CA	Orange County	1987	2005	298,311	104,409	83.0%	83.0%	—	—	Toys “R” Us
Campus Marketplace	JV-M	25%	CA	San Diego	2000	2000	144,288	36,072	99.2%	99.2%	—	58,527	Ralph’s
Clayton Valley			CA	Oakland	2004	2003	267,857	267,857	64.4%	64.4%	—	—	Yardbirds Home Center
Clovis Commons			CA	Fresno	2004	2004	177,381	177,381	66.9%	66.9%	145,653	—	(Super Target)
Corral Hollow	JV-RC	25%	CA	Stockton	2000	2000	167,184	41,796	100.0%	100.0%	—	65,715	Safeway, Orchard Supply & Hardware
Costa Verde			CA	San Diego	1988	1999	178,622	178,622	100.0%	100.0%	—	40,000	Albertson’s
Diablo Plaza			CA	Oakland	1982	1999	63,214	63,214	100.0%	100.0%	53,000	53,000	(Safeway)
El Camino			CA	Los Angeles	1995	1999	135,884	135,884	100.0%	100.0%	—	35,650	Von’s Food & Drug
El Cerrito Plaza	JV-MD	25%	CA	San Francisco	2000	2000	256,035	64,009	98.0%	98.0%	66,700	77,888	(Lucky’s), Trader Joe’s

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Dec-05	GLA Dec-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
El Norte Pkwy Plaza			CA	San Diego	1984	1999	87,990	87,990	100.0%	100.0%	—	42,315	Von’s Food & Drug
Encina Grande			CA	Oakland	1965	1999	102,499	102,499	100.0%	100.0%	—	22,500	Safeway
Falcon Ridge			CA	Riverside-San Bernardino	2004	2003	235,654	235,654	76.8%	76.8%	123,735	43,718	Stater Bros., (Target)
Falcon Ridge Town Center Phase II			CA	Riverside-San Bernardino	2005	2005	66,864	66,864	62.3%	62.3%	—	—	24 Hour Fitness
Five Points Shopping Center	JV-M2	35%	CA	Santa Barbara	1960	2005	144,553	50,594	100.0%	100.0%	—	35,305	Albertson’s
Folsom Prairie City Crossing			CA	Sacramento	1999	1999	93,537	93,537	100.0%	100.0%	—	55,255	Safeway
French Valley			CA	Riverside-San Bernardino	2004	2004	104,248	104,248	81.7%	81.7%	—	44,054	Stater Bros.
Friars Mission			CA	San Diego	1989	1999	146,898	146,898	98.8%	98.8%	—	55,303	Ralph’s
Garden Village Shopping Center	JV-M	25%	CA	Los Angeles	2000	2000	112,767	28,192	98.7%	98.7%	—	57,050	Albertson’s
Gelson’s Westlake Market Plaza			CA	Ventura	2002	2002	84,975	84,975	98.2%	98.2%	—	37,500	Gelson’s Markets
Granada Village	JV-M2	35%	CA	Los Angeles	1965	2005	224,649	78,627	93.6%	93.6%	—	40,198	Ralph’s
Hasley Canyon Village			CA	Los Angeles	2003	2003	65,801	65,801	100.0%	100.0%	—	51,800	Ralph’s
Heritage Plaza			CA	Orange County	1981	1999	231,602	231,602	99.9%	99.9%	—	44,376	Ralph’s
Laguna Niguel Plaza	JV-M2	35%	CA	Orange County	1985	2005	42,124	14,743	94.1%	94.1%	—	38,917	(Albertson’s)
Lake Forest Village	JV-M2	35%	CA	Orange County	1979	2005	119,741	41,909	98.8%	98.8%	—	38,472	Albertson’s
Loehmanns Plaza California			CA	San Jose	1983	1999	113,310	113,310	100.0%	100.0%	53,000	53,000	(Safeway)
Mariposa Shopping Center	JV-M2	35%	CA	San Jose	1957	2005	126,658	44,330	100.0%	100.0%	—	42,896	Safeway
Morningside Plaza			CA	Orange County	1996	1999	91,600	91,600	99.8%	99.8%	—	42,630	Stater Bros.
Navajo Shopping Center	JV-M2	35%	CA	San Diego	1964	2005	102,138	35,748	100.0%	100.0%	—	44,180	Albertson’s
Newland Center			CA	Orange County	1985	1999	149,174	149,174	100.0%	100.0%	—	58,000	Albertson’s
Oakbrook Plaza			CA	Ventura	1982	1999	83,279	83,279	100.0%	100.0%	—	43,842	Albertson’s
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles	1991	2001	197,166	39,433	97.5%	97.5%	—	28,210	Von’s Food & Drug
Plaza Hermosa			CA	Los Angeles	1984	1999	94,941	94,941	100.0%	100.0%	—	36,800	Von’s Food & Drug
Pleasant Hill Shopping Center	JV-M2	35%	CA	Oakland	1970	2005	233,679	81,788	99.2%	99.2%	—	—	Target, Toys “R” Us
Point Loma Plaza	JV-M2	35%	CA	San Diego	1987	2005	213,195	74,618	96.1%	96.1%	—	50,000	Von’s Food & Drug
Powell Street Plaza			CA	Oakland	1987	2001	165,928	165,928	100.0%	100.0%	—	10,122	Trader Joe’s
Rancho San Diego Village	JV-M2	35%	CA	San Diego	1981	2005	152,895	53,513	100.0%	100.0%	—	39,777	Von’s Food & Drug
Rio Vista Town Center			CA	Riverside-San Bernardino	2005	2005	87,947	87,947	49.9%	49.9%	—	43,887	Stater Bros.
Rona Plaza			CA	Orange County	1989	1999	51,754	51,754	98.1%	98.1%	—	37,194	Food 4 Less
San Leandro			CA	Oakland	1982	1999	50,432	50,432	100.0%	100.0%	—	38,250	(Safeway)
Santa Ana Downtown			CA	Orange County	1987	1999	100,305	100,305	100.0%	100.0%	—	37,972	Food 4 Less
Santa Maria Commons			CA	Santa Barbara	2005	2005	117,482	117,482	75.6%	75.6%	—	—	Kohl’s
Seal Beach	JV-C	20%	CA	Orange County	1966	2002	90,863	18,173	64.0%	64.0%	—	25,000	Safeway
Sequoia Station			CA	San Francisco	1996	1999	103,148	103,148	100.0%	100.0%	62,050	62,050	(Safeway)
Silverado Plaza	JV-M2	35%	CA	San Francisco	1974	2005	84,916	29,721	100.0%	100.0%	—	31,833	Nob Hill
Snell & Branham Plaza	JV-M2	35%	CA	San Jose	1988	2005	99,349	34,772	100.0%	100.0%	—	52,550	Safeway
Soquel Canyon Crossings			CA	Riverside-San Bernardino	2005	2005	38,495	38,495	57.9%	57.9%	—	—	—
Stanford Ranch Village	JV-M2	35%	CA	Sacramento	1991	2005	89,874	31,456	100.0%	100.0%	—	45,540	Bel Air Market
Strawflower Village			CA	San Francisco	1985	1999	78,827	78,827	100.0%	100.0%	—	33,753	Safeway
Tassajara Crossing			CA	Oakland	1990	1999	146,188	146,188	100.0%	100.0%	—	56,496	Safeway
The Shops of Santa Barbara			CA	Santa Barbara	2004	2003	51,568	51,568	92.2%	92.2%	—	—	—
The Shops of Santa Barbara Phase II			CA	Santa Barbara	2004	2004	69,354	69,354	87.3%	87.3%	—	40,000	Whole Foods
The Vine at Castaic			CA	Los Angeles	2005	2005	34,775	34,775	0.0%	0.0%	—	—	—
Twin Oaks Shopping Center	JV-M2	35%	CA	Los Angeles	1978	2005	98,399	34,440	100.0%	100.0%	—	40,775	Ralph’s
Twin Peaks			CA	San Diego	1988	1999	198,139	198,139	99.3%	99.3%	—	44,686	Albertson’s, Target
Valencia Crossroads			CA	Los Angeles	2003	2002	167,857	167,857	100.0%	100.0%	—	35,000	Whole Foods, Kohl’s
Ventura Village			CA	Ventura	1984	1999	76,070	76,070	100.0%	100.0%	—	42,500	Von’s Food & Drug
Vista Village Phase I			CA	San Diego	2003	2002	129,009	129,009	100.0%	100.0%	165,000	25,000	Sprout’s Markets, Krikorian Theaters, (Lowe’s)
Vista Village Phase II			CA	San Diego	2003	2002	55,000	55,000	100.0%	100.0%	—	—	—

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Dec- 05	GLA Dec-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
West Park Plaza			CA	San Jose	1996	1999	88,103	88,103	100.0%	100.0%	—	24,712	Safeway
Westlake Village Plaza and Center			CA	Ventura	1975	1999	190,519	190,519	98.0%	98.0%	—	41,300	Von’s Food & Drug
Westridge			CA	Los Angeles	2003	2001	92,287	92,287	100.0%	100.0%	—	50,782	Albertson’s
Woodman Van Nuys			CA	Los Angeles	1992	1999	107,614	107,614	100.0%	100.0%	—	77,648	Gigante
Woodside Central			CA	San Francisco	1993	1999	80,591	80,591	100.0%	100.0%	113,000	—	(Target)
Ygnacio Plaza	JV-M2	35%	CA	Oakland	1968	2005	109,701	38,395	100.0%	100.0%	—	35,068	Albertson’s

			CA				8,855,638	6,428,703	93.3%	92.2%	924,738	2,633,107

Cherry Park Market	JV-M	25%	OR	Portland	1997	1999	113,518	28,380	91.9%	91.9%	—	55,164	Safeway
Greenway Town Center	JV-M2	35%	OR	Portland	1979	2005	93,101	32,585	100.0%	100.0%	—	37,500	Unified Western Grocers
Hillsboro Market Center	JV-M	25%	OR	Portland	2000	2000	148,051	37,013	98.1%	98.1%	—	57,370	Albertson’s
Murrayhill Marketplace			OR	Portland	1988	1999	149,215	149,215	95.2%	95.2%	—	41,132	Safeway
Sherwood Crossroads			OR	Portland	1999	1999	84,267	84,267	97.3%	97.3%	—	55,227	Safeway
Sherwood Market Center			OR	Portland	1995	1999	124,257	124,257	97.1%	97.1%	—	49,793	Albertson’s
Sunnyside 205			OR	Portland	1988	1999	52,710	52,710	100.0%	100.0%	—	—	—
Walker Center			OR	Portland	1987	1999	89,610	89,610	100.0%	100.0%	—	—	Sportmart

			OR				854,729	598,037	97.1%	97.3%	—	296,186

Aurora Marketplace	JV-M2	35%	WA	Seattle	1991	2005	106,921	37,422	100.0%	100.0%	—	48,893	Safeway
Cascade Plaza	JV-C	20%	WA	Seattle	1999	1999	211,072	42,214	99.4%	99.4%	—	49,440	Safeway
Eastgate Plaza	JV-M2	35%	WA	Seattle	1956	2005	78,230	27,381	100.0%	100.0%	—	28,775	Albertson’s
Inglewood Plaza			WA	Seattle	1985	1999	17,253	17,253	100.0%	100.0%	—	—	—
James Center	JV-M	20%	WA	Tacoma	1999	1999	140,240	28,048	93.6%	93.6%	—	68,273	Fred Myer
Orchard Market Center			WA	Portland	2004	2002	51,959	51,959	100.0%	100.0%	—	—	—
Orchards Phase II			WA	Portland	2005	2005	91,333	91,333	22.9%	22.9%	—	—	Wallace Theaters
Overlake Fashion Plaza	JV-M2	35%	WA	Seattle	1987	2005	80,555	28,194	100.0%	100.0%	230,300	—	(Sears)
Pine Lake Village			WA	Seattle	1989	1999	102,953	102,953	100.0%	100.0%	—	40,982	Quality Foods
Sammamish Highland			WA	Seattle	1992	1999	101,289	101,289	96.1%	96.1%	55,000	55,000	(Safeway)
South Point Plaza			WA	Seattle	1997	1999	190,378	190,378	100.0%	100.0%	—	55,443	Cost Cutters Grocery
Southcenter			WA	Seattle	1990	1999	58,282	58,282	100.0%	100.0%	111,900	—	(Target)
Thomas Lake			WA	Seattle	1998	1999	103,872	103,872	98.8%	98.8%	—	50,065	Albertson’s

			WA				1,334,337	880,579	93.6%	91.2%	397,200	396,871

Regional Totals							11,044,704	7,907,318	93.6%	92.4%	1,321,938	3,326,164

Southeast Region
Southgate Village Shopping Ctr	JV-M	25%	AL	Birmingham	1988	2001	75,092	18,773	100.0%	100.0%	—	46,733	Publix
Trace Crossing			AL	Birmingham	2002	2001	74,131	74,131	96.8%	96.8%	—	51,420	Publix
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham	2003	2002	118,466	59,233	67.7%	67.7%	—	44,271	Publix

			AL				267,689	152,137	84.8%	85.9%	—	142,424

Anastasia Plaza	JV-M	25%	FL	Jacksonville	1988	1993	102,342	25,586	98.8%	98.8%	—	48,555	Publix
Aventura Shopping Center			FL	Miami	1974	1994	102,876	102,876	89.5%	89.5%	—	35,908	Publix
Beneva Village Shops			FL	Sarasota	1987	1998	141,532	141,532	98.6%	98.6%	—	42,112	Publix
Berkshire Commons			FL	Naples	1992	1994	106,354	106,354	100.0%	100.0%	—	65,537	Publix
Bloomingdale			FL	Tampa	1987	1998	267,736	267,736	98.9%	98.9%	—	39,795	Publix, Wal-Mart, Bealls
Boynton Lakes Plaza			FL	West Palm Beach	1993	1997	130,924	130,924	98.2%	98.2%	—	56,000	Winn-Dixie
Carriage Gate			FL	Tallahassee	1978	1994	76,783	76,783	97.7%	97.7%	—	—	—
Chasewood Plaza			FL	West Palm Beach	1986	1993	155,603	155,603	99.6%	99.6%	—	54,420	Publix
Courtyard Shopping Center			FL	Jacksonville	1987	1993	137,256	137,256	100.0%	100.0%	62,771	62,771	(Albertson’s), Target
East Port Plaza			FL	Fort Pierce	1991	1997	235,842	235,842	61.5%	61.5%	—	42,112	Publix
East Towne Shopping Center			FL	Orlando	2003	2002	69,841	69,841	97.1%	97.1%	—	44,840	Publix
Five Points Plaza	JV-RC	25%	FL	Fort Lauderdale	2001	2005	44,647	11,162	89.9%	89.9%	—	27,887	Publix
Fleming Island			FL	Jacksonville	2000	1998	136,662	136,662	95.8%	95.8%	129,807	47,955	Publix, (Target)
Garden Square			FL	Miami	1991	1997	90,258	90,258	100.0%	100.0%	—	42,112	Publix
Grande Oak			FL	Ft Myers-Cape Coral	2000	2000	78,784	78,784	100.0%	100.0%	—	54,379	Publix
Highland Square	JV-M	25%	FL	Jacksonville	1999	1998	262,194	65,549	77.6%	77.6%	—	37,866	Publix
John’s Creek Shopping Center			FL	Jacksonville	2004	2003	89,921	89,921	98.4%	98.4%	—	44,840	Publix
Julington Village	JV-C	20%	FL	Jacksonville	1999	1999	81,820	16,364	100.0%	100.0%	—	51,420	Publix

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Dec-05	GLA Dec-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Kings Crossing Sun City	JV-M	25%	FL	Tampa	1999	1999	75,020	18,755	100.0%	100.0%	—	51,420	Publix
Lynnhaven	JV-M	25%	FL	Panama City	2001	2001	63,871	15,968	100.0%	100.0%	—	44,271	Publix
Marketplace St Pete			FL	Tampa	1983	1995	90,296	90,296	98.2%	98.2%	—	36,464	Publix
Martin Downs Village Center			FL	Fort Pierce	1985	1993	121,946	121,946	99.6%	99.6%	—	—	—
Martin Downs Village Shoppes			FL	Fort Pierce	1998	1993	48,907	48,907	100.0%	100.0%	—	—	—
Millhopper			FL	Gainesville	1974	1993	84,065	84,065	100.0%	100.0%	—	37,244	Publix
Newberry Square			FL	Gainesville	1986	1994	180,524	180,524	94.8%	94.8%	—	39,795	Publix, K-Mart
Ocala Corners	JV-M	25%	FL	Tallahassee	2000	2000	86,772	21,693	94.5%	94.5%	—	61,171	Publix
Ocean Breeze			FL	Fort Pierce	1985	1993	108,209	108,209	85.3%	85.3%	—	36,464	Publix
Old St Augustine Plaza			FL	Jacksonville	1990	1996	232,459	232,459	100.0%	100.0%	—	51,832	Publix, Burlington Coat Factory, Hobby Lobby
Palm Harbor Shopping Village	JV-M	25%	FL	Daytona Beach	1991	1996	172,758	43,190	97.8%	97.8%	—	45,254	Publix
Palm Trails Plaza			FL	Fort Lauderdale	1998	1997	76,067	76,067	100.0%	100.0%	—	59,562	Winn-Dixie
Peachland Promenade	JV-M	25%	FL	Punta Gorda	1991	1995	82,082	20,521	100.0%	100.0%	—	48,890	Publix
Pebblebrook Plaza	JV-M	25%	FL	Naples	2000	2000	76,767	19,192	100.0%	100.0%	—	61,166	Publix
Pine Tree Plaza			FL	Jacksonville	1999	1997	63,387	63,387	100.0%	100.0%	—	37,866	Publix
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	2004	65,148	13,030	93.6%	93.6%	—	44,840	Publix
Plantation Plaza Phase II	JV-C2	20%	FL	Jacksonville	2004	2004	12,600	2,520	88.9%	88.9%	—	—	—
Regency Court			FL	Jacksonville	1992	1997	218,649	218,649	98.5%	98.5%	—	—	Sports Authority
Regency Square Brandon			FL	Tampa	1986	1993	345,151	345,151	100.0%	100.0%	66,000	—	AMC Theater, Michaels, (Best Buy)
Regency Village	JV-O	50%	FL	Orlando	2002	2000	83,170	41,585	94.2%	94.2%	—	54,379	Publix
Shoppes @ 104	JV-M	25%	FL	Miami	1990	1998	108,192	27,048	96.1%	96.1%	—	46,368	Winn-Dixie
The Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	2005	104,617	52,309	82.5%	82.5%	—	44,840	Publix
The Shoppes at Bartram Park - Phase II	JV-O	50%	FL	Jacksonville	2005	2005	28,310	14,155	33.8%	33.8%	—	—	—
The Shoppes at Bartram Park - Phase II	JV-O	50%	FL	Jacksonville	2005	2005	12,002	6,001	0.0%	0.0%	—	—	—
Shops of San Marco	JV-O	50%	FL	West Palm Beach	2002	2002	96,408	48,204	96.1%	96.1%	—	44,271	Publix
Starke			FL	Jacksonville	2000	2000	12,739	12,739	100.0%	100.0%	—	—	—
The Shops at John’s Creek			FL	Jacksonville	2004	2003	15,490	15,490	35.0%	35.0%	—	—	—
Town Center at Martin Downs			FL	Fort Pierce	1996	1996	64,546	64,546	97.8%	97.8%	—	56,146	Publix
Town Square			FL	Tampa	1999	1997	44,380	44,380	100.0%	100.0%	—	—	—
University Collection			FL	Tampa	1984	1996	106,899	106,899	93.6%	93.6%	40,143	40,143	(Kash N Karry)
Village Center 6			FL	Tampa	1993	1995	181,110	181,110	96.4%	96.4%	—	36,434	Publix
Village Commons Shopping Center	JV-M2	35%	FL	West Palm Beach	1986	2005	169,053	59,169	98.4%	98.4%	—	39,975	Publix
Vineyard Shopping Center			FL	Tallahassee	2002	2001	62,821	62,821	88.3%	88.3%	—	44,271	Publix
Welleby			FL	Fort Lauderdale	1982	1996	109,949	109,949	99.5%	99.5%	—	46,779	Publix
Wellington Town Square			FL	West Palm Beach	1982	1996	107,325	107,325	100.0%	100.0%	—	44,840	Publix
Willa Springs Shopping Center			FL	Orlando	2000	2000	89,930	89,930	99.5%	99.5%	—	44,271	Publix

			FL				5,912,994	4,707,218	94.5%	95.0%	298,721	1,997,465

Ashford Place			GA	Atlanta	1993	1997	53,450	53,450	100.0%	100.0%	—	—	—
Bethesda Walk	JV-M	25%	GA	Atlanta	2003	2004	68,271	17,068	95.3%	95.3%	—	44,271	Publix
Briarcliff La Vista			GA	Atlanta	1962	1997	39,203	39,203	100.0%	100.0%	—	—	—
Briarcliff Village			GA	Atlanta	1990	1997	187,156	187,156	98.9%	98.9%	—	43,454	Publix
Brookwood Village	JV-M	25%	GA	Atlanta	2000	2004	28,774	7,194	90.2%	90.2%	—	—	—
Buckhead Court			GA	Atlanta	1984	1997	58,130	58,130	84.6%	84.6%	—	—	—
Buckhead Crossing	JV-M	25%	GA	Atlanta	1989	2004	221,874	55,469	97.8%	97.8%	—	—	—
Cambridge Square Shopping Ctr			GA	Atlanta	1979	1996	71,475	71,475	100.0%	100.0%	—	40,852	Kroger
Chapel Hill			GA	Atlanta	2005	2005	55,400	55,400	0.0%	0.0%	88,713	—	(Kohl’s)
Cobb Center	JV-M	25%	GA	Atlanta	1996	2004	69,547	17,387	100.0%	100.0%	191,006	56,146	Publix, (Rich’s Department Store)
Coweta Crossing	JV-M	25%	GA	Atlanta	1994	2004	68,489	17,122	98.1%	98.1%	—	56,077	Publix
Cromwell Square			GA	Atlanta	1990	1997	70,283	70,283	96.4%	96.4%	—	—	—
Delk Spectrum			GA	Atlanta	1991	1998	100,539	100,539	100.0%	100.0%	—	45,044	Publix
Dunwoody Hall			GA	Atlanta	1986	1997	89,351	89,351	100.0%	100.0%	—	44,271	Publix
Dunwoody Village			GA	Atlanta	1975	1997	120,598	120,598	96.7%	96.7%	—	18,400	Fresh Market
Howell Mill Village	JV-M	25%	GA	Atlanta	1984	2004	97,990	24,498	96.0%	96.0%	—	31,000	Save Rite Grocery Store

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Dec-05	GLA Dec-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Killian Hill Center	JV-M	25%	GA	Atlanta	2000	2000	113,216	28,304	97.5%	97.5%	—	54,340	Publix
Lindbergh Crossing	JV-M	25%	GA	Atlanta	1998	2004	27,059	6,765	100.0%	100.0%	—	—	—
Loehmanns Plaza Georgia			GA	Atlanta	1986	1997	137,601	137,601	94.2%	94.2%	—	—	—
Northlake Promenade	JV-M	25%	GA	Atlanta	1986	2004	25,394	6,349	84.6%	84.6%	—	—	—
Orchard Square	JV-M	25%	GA	Atlanta	1987	1995	93,222	23,306	98.3%	98.3%	—	44,271	Publix
Paces Ferry Plaza			GA	Atlanta	1987	1997	61,696	61,696	93.5%	93.5%	—	—	—
Peachtree Parkway Plaza	JV-M	25%	GA	Atlanta	2001	2004	95,509	23,877	92.6%	92.6%	—	—	—
Powers Ferry Kroger	JV-M	25%	GA	Atlanta	1983	2004	45,528	11,382	100.0%	100.0%	—	45,528	Kroger
Powers Ferry Square			GA	Atlanta	1987	1997	97,708	97,708	100.0%	100.0%	—	—	—
Powers Ferry Village			GA	Atlanta	1994	1997	78,996	78,996	99.9%	99.9%	—	47,955	Publix
Rivermont Station			GA	Atlanta	1996	1997	90,267	90,267	100.0%	100.0%	—	58,261	Kroger
Rose Creek	JV-M	25%	GA	Atlanta	1993	2004	69,790	17,448	96.7%	96.7%	—	56,077	Publix
Roswell Crossing	JV-M	25%	GA	Atlanta	1999	2004	201,979	50,495	95.4%	95.4%	—	—	Pike Nursery
Russell Ridge			GA	Atlanta	1995	1994	98,559	98,559	96.6%	96.6%	—	63,296	Kroger
Thomas Crossroads	JV-M	25%	GA	Atlanta	1995	2004	84,928	21,232	100.0%	100.0%	—	54,498	Kroger
Trowbridge Crossing	JV-M	25%	GA	Atlanta	1998	2004	62,558	15,640	100.0%	100.0%	—	37,888	Publix
Woodstock Crossing	JV-M	25%	GA	Atlanta	1994	2004	66,122	16,531	100.0%	100.0%	—	54,322	Kroger

			GA				2,850,662	1,770,475	95.4%	94.4%	279,719	895,951

Bent Tree Plaza	JV-M	25%	NC	Raleigh	1994	1998	79,503	19,876	98.5%	98.5%	—	54,153	Kroger
Cameron Village	JV-CCV	30%	NC	Raleigh	1949	2004	635,918	190,775	89.8%	89.8%	—	79,830	Harris Teeter, Fresh Market
Carmel Commons			NC	Charlotte	1979	1997	132,651	132,651	91.4%	91.4%	—	14,300	Fresh Market
Fuquay Crossing	JV-RC	25%	NC	Raleigh	2002	2004	124,774	31,194	98.7%	98.7%	—	46,478	Kroger
Garner			NC	Raleigh	1998	1998	221,776	221,776	98.9%	98.9%	273,000	57,590	Kroger, (Home Depot), (Target)
Glenwood Village			NC	Raleigh	1983	1997	42,864	42,864	96.1%	96.1%	—	27,764	Harris Teeter
Greystone Village	JV-M	25%	NC	Raleigh	1986	2004	85,665	21,416	100.0%	100.0%	—	35,700	Food Lion
Jetton Village	JV-RC	25%	NC	Charlotte	1998	2005	70,097	17,524	84.9%	84.9%	—	46,760	Harris Teeter
Kernersville Plaza			NC	Greensboro	1997	1998	72,590	72,590	100.0%	100.0%	—	57,590	Harris Teeter
Lake Pine Plaza			NC	Raleigh	1997	1998	87,691	87,691	95.2%	95.2%	—	57,590	Kroger
Maynard Crossing			NC	Raleigh	1997	1998	122,782	122,782	97.6%	97.6%	—	55,973	Kroger
Shoppes of Kildaire	JV-M2	35%	NC	Raleigh	1986	2005	148,204	51,871	57.0%	57.0%	—	—	—
Southpoint Crossing			NC	Raleigh	1998	1998	103,128	103,128	98.6%	98.6%	—	59,160	Kroger
Union Square Shopping Center			NC	Charlotte	1989	1996	97,191	97,191	91.3%	91.3%	—	33,000	Harris Teeter
Woodcroft Shopping Center			NC	Raleigh	1984	1996	89,833	89,833	100.0%	100.0%	—	40,832	Food Lion

			NC				2,114,667	1,303,163	91.7%	94.0%	273,000	666,720

Fairview Market	JV-M	25%	SC	Greenville	1998	2004	53,888	13,472	90.8%	90.8%	—	37,888	Publix
Merchants Village	JV-M	25%	SC	Charleston	1997	1997	79,724	19,931	100.0%	100.0%	—	37,888	Publix
Murray Landing			SC	Columbia	2003	2002	64,359	64,359	95.6%	95.6%	—	44,840	Publix
North Pointe	JV-M	25%	SC	Columbia	1996	2004	64,257	16,064	100.0%	100.0%	—	47,955	Publix
Pelham Commons			SC	Greenville	2003	2002	76,541	76,541	87.4%	87.4%	—	44,271	Publix
Poplar Springs	JV-M	25%	SC	Greenville	1995	2004	64,038	16,010	98.2%	98.2%	—	47,955	Publix
Queensborough	JV-O	50%	SC	Charleston	1993	1998	82,333	41,167	100.0%	100.0%	—	65,796	Publix
Rosewood Shopping Center	JV-M	25%	SC	Columbia	2001	2001	36,887	9,222	94.3%	94.3%	—	27,887	Publix

			SC				522,027	256,765	96.0%	94.4%	—	354,480

Dickson TN			TN	None	1998	1998	10,908	10,908	100.0%	100.0%	—	—	—
Harding Mall			TN	Nashville	2004	2004	205,051	205,051	97.6%	97.6%	—	—	Wal-Mart
Harpeth Village Fieldstone			TN	Nashville	1998	1997	70,091	70,091	100.0%	100.0%	—	55,377	Publix
Nashboro			TN	Nashville	1998	1998	86,811	86,811	94.9%	94.9%	—	61,224	Kroger
Northlake Village I & II			TN	Nashville	1988	2000	141,685	141,685	95.0%	95.0%	—	64,537	Kroger
Peartree Village			TN	Nashville	1997	1997	109,904	109,904	100.0%	100.0%	—	60,647	Harris Teeter

			TN				624,450	624,450	97.4%	97.4%	—	241,785

Regional Totals							12,292,489	8,814,207	94.2%	94.7%	851,440	4,298,825

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Dec-05	GLA Dec-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Southwest Region
Anthem Marketplace			AZ	Phoenix	2000	2003	113,292	113,292	100.0%	100.0%	—	55,256	Safeway
The Shops			AZ	Phoenix	2000	2003	35,710	35,710	92.1%	92.1%	—	—	—
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix	1999	2001	107,647	21,529	100.0%	100.0%	—	55,403	Safeway
Pima Crossing			AZ	Phoenix	1996	1999	239,438	239,438	100.0%	100.0%	—	—	Chez Antiques

			AZ				496,087	409,969	99.4%	99.3%	—	110,659

Applewood Shopping Center	JV-M2	35%	CO	Denver	1956	2005	375,622	131,468	96.7%	96.7%	—	71,074	King Soopers, Wal-Mart
Arapahoe Village	JV-M2	35%	CO	Boulder	1957	2005	159,237	55,733	97.8%	97.8%	—	43,500	Safeway
Belleview Square			CO	Denver	1978	2004	117,085	117,085	100.0%	100.0%	—	65,104	King Soopers
Boulevard Center			CO	Denver	1986	1999	88,512	88,512	94.8%	94.8%	52,700	52,700	(Safeway)
Buckley Square			CO	Denver	1978	1999	111,146	111,146	97.7%	97.7%	—	62,400	King Soopers
Centerplace of Greeley	JV-M	25%	CO	Greeley	2003	2002	148,575	37,144	97.0%	97.0%	125,000	58,374	Safeway, (Target)
Cherrywood Square	JV-M2	35%	CO	Denver	1978	2005	86,161	30,156	94.5%	94.5%	—	51,640	King Soopers
Cheyenne Meadows	JV-M	25%	CO	Colorado Springs	1998	1998	89,893	22,473	100.0%	100.0%	—	69,913	King Soopers
Crossroads Commons	JV-C	20%	CO	Boulder	1986	2001	144,288	28,858	91.8%	91.8%	—	40,846	Whole Foods
Falcon Marketplace			CO	Colorado Springs	2005	2005	20,840	20,840	0.0%	0.0%	184,305	50,000	(Wal-Mart)
Fort Collins Center			CO	Fort Collins-Loveland	2005	2005	99,359	99,359	0.0%	0.0%	—	—	JC Penney
Hilltop Village	JV-M3	25%	CO	Denver	2003	2002	100,028	25,007	93.2%	93.2%	—	66,000	King Soopers
Leetsdale Marketplace			CO	Denver	1993	1999	119,916	119,916	92.7%	92.7%	—	62,600	Safeway
Littleton Square			CO	Denver	1997	1999	94,257	94,257	100.0%	100.0%	—	49,751	King Soopers
Lloyd King Center			CO	Denver	1998	1998	83,326	83,326	100.0%	100.0%	—	61,040	King Soopers
Longmont Center			CO	Boulder	2005	2005	97,900	97,900	0.0%	0.0%	—	—	JC Penney
Loveland Shopping Center			CO	Fort Collins-Loveland	2005	2005	97,930	97,930	0.0%	0.0%	—	—	Murdoch’s Ranch
Monument Jackson Creek			CO	Colorado Springs	1999	1998	85,263	85,263	100.0%	100.0%	—	69,913	King Soopers
New Windsor Marketplace			CO	Greeley	2003	2002	95,877	95,877	92.7%	92.7%	—	66,507	King Soopers
Ralston Square Shopping Center	JV-M2	35%	CO	Denver	1977	2005	82,750	28,963	100.0%	100.0%	—	55,311	King Soopers
Stroh Ranch			CO	Denver	1998	1998	93,436	93,436	98.5%	98.5%	—	69,719	King Soopers
Woodmen Plaza			CO	Colorado Springs	1998	1998	116,233	116,233	90.8%	90.8%	—	69,716	King Soopers

			CO				2,507,634	1,680,881	84.3%	78.4%	362,005	1,136,108

Athem Highland Shopping Center			NV	Las Vegas	2004	2004	93,516	93,516	73.6%	73.6%	—	53,963	Albertson’s

			NV				93,516	93,516	73.6%	73.6%	—	53,963

Alden Bridge			TX	Houston	1998	2002	138,953	138,953	96.8%	96.8%	—	67,768	Kroger
Atascocita Center			TX	Houston	2003	2002	31,500	31,500	41.0%	41.0%	62,680	62,680	(Kroger)
Bethany Park Place			TX	Dallas	1998	1998	74,066	74,066	91.7%	91.7%	—	58,374	Kroger
Casa Linda Plaza			TX	Dallas	1997	1999	324,640	324,640	81.5%	81.5%	—	59,561	Albertson’s
Cochran’s Crossing			TX	Houston	1994	2002	138,192	138,192	97.1%	97.1%	—	63,449	Kroger
Cooper Street			TX	Fort Worth	1992	1999	133,196	133,196	98.5%	98.5%	102,950	—	(Home Depot)
First Colony Marketplace	JV-M2	35%	TX	Houston	1993	2005	111,675	39,086	97.3%	97.3%	—	68,150	Randall’s Food
Fort Bend Center			TX	Houston	2000	2000	30,166	30,166	83.6%	83.6%	67,106	67,106	(Kroger)
Hancock			TX	Austin	1998	1999	410,438	410,438	98.1%	98.1%	—	90,217	H.E.B., Sears
Hebron Park	JV-M	25%	TX	Dallas	1999	1999	46,800	11,700	91.0%	91.0%	62,322	62,322	(Albertson’s)
Hillcrest Village			TX	Dallas	1991	1999	14,530	14,530	100.0%	100.0%	—	—	—
Highland Village			TX	Dallas	2005	2005	360,594	360,594	7.5%	7.5%	—	—	AMC Theater, Barnes & Noble
Indian Springs Center	JV-O	50%	TX	Houston	2003	2002	136,625	68,313	99.2%	99.2%	—	79,000	H.E.B.
Keller Town Center			TX	Fort Worth	1999	1999	114,937	114,937	95.3%	95.3%	—	63,631	Tom Thumb
Kleinwood Center			TX	Houston	2003	2002	155,463	155,463	87.7%	87.7%	—	78,348	H.E.B.
Kleinwood Center II			TX	Houston	2005	2005	45,001	45,001	100.0%	100.0%	—	—	LA Fitness
Lebanon/Legacy Center			TX	Dallas	2002	2000	56,669	56,669	87.9%	87.9%	62,804	62,804	(Albertson’s)
Main Street Center			TX	Dallas	2002	2002	42,832	42,832	83.1%	83.1%	62,322	62,322	(Albertson’s)
Market at Preston Forest			TX	Dallas	1990	1999	91,624	91,624	100.0%	100.0%	—	51,818	Tom Thumb
Market at Round Rock			TX	Austin	1987	1999	123,046	123,046	93.8%	93.8%	—	63,800	Albertson’s
Memorial Collection Shopping Center	JV-M2	35%	TX	Houston	1974	2005	103,330	36,166	100.0%	100.0%	—	53,993	Randall’s Food
Mockingbird Common			TX	Dallas	1987	1999	120,321	120,321	89.6%	89.6%	—	48,525	Tom Thumb
North Hills			TX	Austin	1995	1999	144,019	144,019	96.2%	96.2%	—	60,465	H.E.B.

PORTFOLIO SUMMARY REPORT BY REGION

December 31, 2005

							JV’s at 100%	REG’s pro-rata share	JV’s at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	MSA	Yr Const or Last Rnvtn	Year Acquired	GLA Dec-05	GLA Dec-05	% Leased	% Leased	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)
Panther Creek			TX	Houston	1994	2002	165,560	165,560	100.0%	100.0%	—	65,800	Randall’s Food
Preston Park			TX	Dallas	1985	1999	273,396	273,396	82.0%	82.0%	—	52,688	Tom Thumb
Prestonbrook			TX	Dallas	1998	1998	91,274	91,274	97.0%	97.0%	—	63,373	Kroger
Prestonwood Park			TX	Dallas	1999	1999	101,167	101,167	71.5%	71.5%	62,322	62,322	(Albertson’s)
Rockwall Town Center			TX	Dallas	2004	2002	46,556	46,556	13.2%	13.2%	57,017	57,017	(Kroger)
Shiloh Springs			TX	Dallas	1998	1998	110,040	110,040	100.0%	100.0%	—	60,932	Kroger
Signature Plaza			TX	Dallas	2004	2003	32,416	32,416	83.0%	83.0%	61,962	61,962	(Kroger)
South Shore			TX	Houston	2005	2005	23,920	23,920	0.0%	0.0%	81,470	81,470	(Kroger)
Spring West Center			TX	Houston	2004	2003	144,060	144,060	79.7%	79.7%	—	109,121	H.E.B.
Sterling Ridge			TX	Houston	2000	2002	128,643	128,643	100.0%	100.0%	—	63,373	Kroger
Sweetwater Plaza	JV-C	20%	TX	Houston	2000	2001	134,045	26,809	98.3%	98.3%	—	65,241	Kroger
Trophy Club			TX	Fort Worth	1999	1999	106,507	106,507	85.6%	85.6%	—	63,654	Tom Thumb
Valley Ranch Centre			TX	Dallas	1997	1999	117,187	117,187	86.7%	86.7%	—	55,750	Tom Thumb
Weslayan Plaza East	JV-M2	35%	TX	Houston	1969	2005	174,192	60,967	100.0%	100.0%	—	—	—
Weslayan Plaza West	JV-M2	35%	TX	Houston	1969	2005	185,069	64,774	94.5%	94.5%	—	51,960	Randall’s Food
Westheimer Marketplace	JV-M2	35%	TX	Houston	1993	2005	135,936	47,578	81.2%	81.2%	—	68,150	Randall’s Food
Woodway Collection	JV-M2	35%	TX	Houston	1974	2005	111,005	38,852	94.5%	94.5%	—	56,596	Randall’s Food

			TX				5,029,590	4,285,157	84.7%	82.9%	682,955	2,263,742

Regional Totals							8,126,827	6,469,523	85.3%	82.6%	1,044,960	3,564,472

Regency Centers Total							46,243,139	31,170,562	91.3%	89.5%	4,580,198	16,720,995

(1)	Major Tenants are the grocer anchor and any tenant over 40,000 sq. ft. Tenants in parenthesis own their own GLA.

JV-C:	Joint Venture with Oregon
JV-C2:	Joint Venture with Oregon
JV-CCV:	Joint Venture with Oregon
JV-RC:	Joint Venture with CalSTRS
JV-M:	Joint Venture with Macquarie
JV-MD:	Joint Venture with Macquarie
JV-M2:	Joint Venture with Macquarie
JV-M3:	Joint Venture with Macquarie
JV-O:	Other, single property joint venture

SUMMARY OF TENANT RENTS EXCEEDING 5% OF TOTAL RENTS

Including only Regency’s Pro-Rata Share of joint venture properties

December 31, 2005

Tenant	REG’s Pro-Rata Share of Tenant GLA*	% of Pro-Rata Company GLA *	Pro-Rata Annualized Base Rent*	% of Pro-Rata Annualized Company Base Rent*	Total # of Leased Stores	# of Leased Stores in JV
Kroger	2,875,637	9.2%	26,749,815	6.59%	62	19
Safeway	1,922,085	6.2%	17,682,085	4.35%	64	38
Publix	1,818,534	5.8%	15,603,307	3.84%	61	30
Blockbuster	382,213	1.2%	7,832,305	1.93%	96	41
Albertsons	837,485	2.7%	7,739,750	1.91%	24	11
H.E.B.	380,228	1.2%	4,497,612	1.11%	5	1
SuperValu	385,422	1.2%	4,215,096	1.04%	14	11
Harris Teeter	322,607	1.0%	3,835,686	0.94%	8	2
Walgreens	220,732	0.7%	3,367,829	0.83%	21	8
Washington Mutual Bank	111,413	0.4%	3,084,840	0.76%	44	15
TJX Companies	331,407	1.1%	3,002,641	0.74%	21	13
CVS	210,886	0.7%	2,998,764	0.74%	33	18
Whole Foods	83,169	0.3%	2,958,883	0.73%	4	2
Stater Brothers	185,312	0.6%	2,836,896	0.70%	5	1
Hallmark	179,090	0.6%	2,833,952	0.70%	65	35
Sears / K-Mart	464,818	1.5%	2,767,510	0.68%	21	14
Starbucks	91,801	0.3%	2,715,797	0.67%	80	32
Rite Aid	191,218	0.6%	2,549,893	0.63%	23	16
Petco	151,065	0.5%	2,539,356	0.63%	17	8
Movie Gallery	118,838	0.4%	2,515,149	0.62%	33	17
The UPS Store	108,482	0.3%	2,422,456	0.60%	112	49
Subway	93,959	0.3%	2,390,410	0.59%	109	55
Long’s Drug	230,338	0.7%	2,323,740	0.57%	15	7
Bank of America	62,076	0.2%	2,076,947	0.51%	31	17
Kohl’s	266,566	0.9%	2,044,616	0.50%	3	0

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Pro-Rata Annualized Base Rent
Grocer fuel pads on ground leases
Safeway Total	147,623
Albertsons Total	10,000
Kroger Total	40,900

		# of Tenant-Owned Stores	Total # of Stores (including Tenant- Owned)
GLA owned & occupied by the anchor not included above:
Albertsons	418,158	7	31
Safeway	364,000	7	71
Kroger	312,765	5	67
Sears/K-Mart	230,200	1	22
TJX Companies	35,250	1	22
Kohl’s	281,253	3	6

	1,641,626

*	GLA includeds only Regency’s pro-rata share of GLA in unconsolidated joint ventures. Pro-Rata Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated joint ventures.

SUMMARY OF TENANT RENTS EXCEEDING 5% OF TOTAL RENTS

Including 100% of properties owned in unconsolidated joint ventures

December 31, 2005

Tenant	Tenant GLA*	% of Company Owned GLA *	Total Annualized Base Rent*	% of Total Annualized Company Base Rent*	Total # of Leased Stores	# of Leased Stores in JV
Safeway	3,439,667	7.4%	33,260,418	5.45%	64	38
Kroger	3,659,136	7.9%	32,634,705	5.34%	62	19
Publix	2,814,696	6.1%	24,318,268	3.98%	61	30
Albertsons	1,192,135	2.6%	11,209,435	1.84%	24	11
Blockbuster	536,413	1.2%	11,012,579	1.80%	96	41
Supervalu	762,384	1.6%	8,158,557	1.34%	14	11
TJX Companies	570,027	1.2%	5,422,806	0.89%	21	13
CVS	334,990	0.7%	5,225,318	0.86%	33	18
H.E.B.	419,728	0.9%	5,047,612	0.83%	5	1
Ahold	482,471	1.0%	4,966,016	0.81%	11	8
Ross Dress for Less	376,700	0.8%	4,807,528	0.79%	13	11
Harris Teeter	401,777	0.9%	4,682,593	0.77%	8	2
Sears/K-Mart	663,701	1.4%	4,495,928	0.74%	21	14
Walgreens	290,306	0.6%	4,451,775	0.73%	21	8
Hallmark	283,191	0.6%	4,365,993	0.71%	65	35
Washington Mutual Bank	153,328	0.3%	4,222,441	0.69%	44	15
Petco	231,852	0.5%	4,127,050	0.68%	17	8
Movie Gallery	194,471	0.4%	4,088,892	0.67%	33	17
Rite Aid	349,772	0.8%	4,024,805	0.66%	23	16
Starbucks	127,515	0.3%	3,794,333	0.62%	80	32
Long’s Drugs	340,948	0.7%	3,653,225	0.60%	15	7
Subway	145,977	0.3%	3,585,527	0.59%	109	55
The UPS Store	156,860	0.3%	3,466,566	0.57%	112	49
Stater Brothers	218,382	0.5%	3,369,021	0.55%	5	1
Bank of America	89,207	0.2%	3,343,798	0.55%	31	17
Whole Foods	115,846	0.3%	3,237,421	0.53%	4	2
McDonalds	96,603	0.2%	3,189,032	0.52%	39	23

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Annualized Base Rent @ 100%
Grocer fuel pads on ground leases
Safeway Total	412,494
Albertsons Total	39,999
Kroger Total	73,599

		# of Tenant-Owned Stores	Total # of Stores (including Tenant- Owned)
GLA owned & occupied by the anchor not included above:
Albertsons	418,158	7	31
Safeway	364,000	7	71
Kroger	312,765	5	67
Ross	30,187	1	14
Sears/K-Mart	230,200	1	22
TJX Companies	35,250	1	22

	1,390,560

*	GLA includes 100% of the GLA in unconsolidated joint ventures. Total Annualized Base Rent includes 100% of the base rent in unconsolidated joint ventures.

TENANT LEASE EXPIRATIONS

The following table sets forth, for all leases in place as of December 31, 2005, a schedule of the lease expirations for the next ten years, assuming that no tenants exercise renewal options:

All Tenants

	Regency’s Pro-Rata Share					JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro- Rata Minimum Rent **	Pro-rata Expiring A.B.R	Expiring GLA—at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases—at 100%	Percent of Expiring Minimum Rent **
(1)	418,428	1.6%	6,685,153	1.7%	$15.98	662,987	1.6%	9,899,570	1.7%
2006	2,215,825	8.4%	34,855,461	9.1%	$15.73	3,190,883	7.8%	51,031,812	8.7%
2007	2,962,433	11.2%	49,073,388	12.8%	$16.57	4,662,572	11.5%	76,088,068	13.0%
2008	2,863,105	10.8%	46,759,667	12.2%	$16.33	4,529,464	11.1%	70,966,076	12.1%
2009	2,813,289	10.7%	47,780,504	12.4%	$16.98	4,279,627	10.5%	71,290,218	12.2%
2010	2,594,145	9.8%	44,269,363	11.5%	$17.07	3,903,149	9.6%	64,330,296	11.0%
2011	1,646,081	6.2%	22,540,169	5.9%	$13.69	2,413,903	5.9%	33,980,138	5.8%
2012	1,129,697	4.3%	15,831,158	4.1%	$14.01	1,866,206	4.6%	27,538,431	4.7%
2013	835,792	3.2%	12,441,293	3.2%	$14.89	1,553,607	3.8%	21,513,211	3.7%
2014	809,587	3.1%	11,425,110	3.0%	$14.11	1,423,991	3.5%	19,379,978	3.3%
2015	701,941	2.7%	11,065,967	2.9%	$15.76	1,344,164	3.3%	20,049,525	3.4%

10 Year Total	18,990,322	71.9%	302,727,233	78.7%	$15.94	29,830,553	73.3%	466,067,323	79.5%
Thereafter	7,422,760	28.1%	81,867,055	21.3%	$11.03	10,869,528	26.7%	120,412,903	20.5%

	26,413,082	100.0%	384,594,288	100.0%	$14.56	40,700,081	100.0%	586,480,226	100.0%

Anchor Tenants

	Regency’s Pro-Rata Share					JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring Company SF	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro- Rata Minimum Rent **	Pro-rata Expiring A.B.R	Expiring GLA—at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases—at 100%	Percent of Expiring Minimum Rent **
(1)	53,095	0.4%	396,860	0.3%	$7.47	93,250	0.7%	560,660	0.3%
2006	578,005	4.3%	4,258,462	3.4%	$7.37	703,160	5.2%	5,049,082	2.6%
2007	801,836	5.9%	5,946,849	4.8%	$7.42	1,316,323	9.7%	10,084,862	5.2%
2008	749,667	5.5%	5,076,337	4.1%	$6.77	1,347,980	9.9%	9,540,106	4.9%
2009	867,507	6.4%	7,744,709	6.2%	$8.93	1,301,915	9.6%	11,971,285	6.2%
2010	774,256	5.7%	6,161,739	5.0%	$7.96	1,224,707	9.0%	9,400,155	4.9%
2011	837,081	6.2%	6,598,471	5.3%	$7.88	1,192,185	8.8%	10,149,982	5.2%
2012	700,544	5.2%	6,910,246	5.6%	$9.86	1,114,549	8.2%	11,613,298	6.0%
2013	404,782	3.0%	3,485,287	2.8%	$8.61	868,304	6.4%	7,285,882	3.8%
2014	446,892	3.3%	3,841,210	3.1%	$8.60	842,546	6.2%	7,374,077	3.8%
2015	419,852	3.1%	4,205,096	3.4%	$10.02	894,200	6.6%	9,076,599	4.7%

10 Year Total	6,633,516	49.0%	54,625,264	43.9%	$8.23	10,899,119	52.0%	92,105,988	47.6%
Thereafter	6,915,892	51.0%	69,675,501	56.1%	$10.07	10,045,931	74.1%	101,404,993	52.4%

	13,549,408	100.0%	124,300,765	100.0%	$9.17	20,945,050	100.0%	193,510,981	100.0%

(1)	Leases currently under month to month lease or in process of renewal

**	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

TENANT LEASE EXPIRATIONS Continued

The following table sets forth, for all leases in place as of December 31, 2005, a schedule of the lease expirations for the next ten years, assuming that no tenants exercise renewal options:

Inline Tenants

	Regency’s Pro-Rata Share					JV’s at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro- Rata Minimum Rent **	Pro-rata Expiring A.B.R	Expiring GLA — at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases — at 100%	Percent of Expiring Minimum Rent **
(1)	365,333	2.8%	6,288,293	2.4%	$17.21	569,737	2.9%	9,338,910	2.4%
2006	1,637,820	12.7%	30,596,999	11.8%	$18.68	2,487,723	12.6%	45,982,730	11.7%
2007	2,160,597	16.8%	43,126,538	16.6%	$19.96	3,346,249	16.9%	66,003,206	16.8%
2008	2,113,438	16.4%	41,683,331	16.0%	$19.72	3,181,484	16.1%	61,425,970	15.6%
2009	1,945,783	15.1%	40,035,796	15.4%	$20.58	2,977,712	15.1%	59,318,933	15.1%
2010	1,819,890	14.1%	38,107,624	14.6%	$20.94	2,678,442	13.6%	54,930,141	14.0%
2011	809,000	6.3%	15,941,699	6.1%	$19.71	1,221,718	6.2%	23,830,156	6.1%
2012	429,153	3.3%	8,920,913	3.4%	$20.79	751,657	3.8%	15,925,133	4.1%
2013	431,009	3.4%	8,956,006	3.4%	$20.78	685,303	3.5%	14,227,329	3.6%
2014	362,695	2.8%	7,583,900	2.9%	$20.91	581,445	2.9%	12,005,901	3.1%
2015	282,089	2.2%	6,860,872	2.6%	$24.32	449,964	2.3%	10,972,926	2.8%

10 Year Total	12,356,806	96.1%	248,101,969	95.3%	$20.08	18,931,434	95.8%	373,961,335	95.2%
Thereafter	506,868	3.9%	12,191,554	4.7%	$24.05	823,597	4.2%	19,007,910	4.8%

	12,863,674	100.0%	260,293,523	100.0%	$20.23	19,755,031	100.0%	392,969,245	100.0%

(1)	Leases currently under month to month lease or in process of renewal

**	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

EARNINGS and VALUATION GUIDANCE

December 31, 2005

	Annual			Quarterly
($000s except per share numbers)	2004A	2005A	2006E	1Q05A	2Q05A	3Q05A	4Q05A	1Q06E
FFO / Share before impairment and preferred redemption charges (for actuals please see related press release)			$3.78 -$3.86					$0.75 -$0.80
Impairment charges
Preferred unit redemption charges			$0.00					$0.00
FFO / Share (for actuals please see related press release)			$3.78 - $3.86					$0.75 -$0.80
Operating Portfolio — REG Pro-Rata Share — REG only + REG pro-rata share of unconsolidated properties
Occupancy	95.7%	95.2%	95.2%	95.3%	95.2%	95.3%	95.2%
Same store growth	2.5%	3.1%	3.0% - 3.5%	5.0%	2.8%	2.2%	2.5%
Rental growth	10.8%	10.6%	6% - 10%	9.8%	10.2%	10.9%	11.9%
Percentage Rent	$4,332	$5,297	$4,000 - $4,500	$637	$308	$906	$3,446
Percentage Rent — Consolidated Only	$4,091	$4,582	$3,500 - $4,000	$555	$270	$854	$2,903
Recovery Rate — Consolidated Only	78.5%	80.6%	79% - 81%	81.3%	80.4%	80.6%	80.2%
Investment Activity
Acquisitions - 100% REG owned	$99,347	$0	$ 0	$0	$0	$0	$0
Acquisition cap rate	7.7%
JV Acquisitions (gross $)	$719,455	$2,791,205	$100,000 -$200,000	$47,606	$2,685,613	$21,456	$36,530
JV Acquisition cap rate	7.35%	6.2%	6.0% - 6.5%	7.2%	6.2%	7.2%	7.1%
REG % Ownership	25%	35%	25%	25%	35%	25%	36%
Dispositions - op. properties (REG Pro-Rata)	$147,243	$138,300	$400,000 -$500,000	$11,230	$28,550	$36,777	$61,744
Dispositions cap rate (average)	8.4%	7.5%	6.75% - 7.25%	9.3%	7.5%	7.0%	7.7%
Development starts	$269,622	$385,250	$300,000 -$500,000	$0	$19,260	$90,171	$275,819
Development stabilizations - net development costs	$240,203	$295,441	$310,000 -$350,000	$73,726	$74,980	$48,764	$97,971
NOI yield on stabilizations (net dev costs)	10.5%	11.1%	9.5% - 10.0%	10.8%	11.7%	11.6%	10.8%
Development stabilizations - total costs after outparcel allocation	$264,247	$342,378	$330,000 -$370,000	$82,051	$90,376	$56,886	$113,065
NOI yield on total costs after outparcel allocation	9.6%	9.8%	9.0% - 9.5%	9.8%	10.5%	10.0%	9.3%
Transaction profits net of taxes	$36,391	$37,629	$41,000 - $ 46,000	$12,619	$7,353	$4,917	$12,740
Third party fees and commissions	$10,663	$28,019	$28,000 - $30,000	$3,318	$16,848	$3,326	$4,526
Financing Assumptions
Debt / total assets before depreciation including pro- rata share of JVs	44.0%	48.9%	< 50%
Unsecured/secured debt offerings	$150,000	$350,000				$350,000
— interest rate	4.95%	5.25%				5.25%
— interest rate after hedge settlement	5.47%	5.48%				5.48%
Net Asset Valuation Guidance							4Q05
Expansion land and out parcels available
— estimated market value							$36,147
NOI from CIP properties							$846
NOI from leases signed but not yet rent-paying in stabilized developments							$359
Straight-line rent receivable							$25,754

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

RECONCILIATION OF FFO GUIDANCE TO NET INCOME

All numbers are per share except weighted average shares

	Three Months Ended March 31, 2006		Full Year 2006
Funds From Operations Guidance:
Net income for common stockholders	$0.34	$0.39	$2.10	$2.18
Add (Less):
Depreciation expense and Amortization	$0.55	$0.55	$2.18	$2.18
Loss (gain) on sale of operating properties	($0.14)	($0.14)	($0.50)	($0.50)

Funds from Operations	$0.75	$0.80	$3.78	$3.86

Weighted Average Shares (000’s)	69,780		69,864

Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company’s taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.